1
   As filed with the Securities and Exchange Commission on December 26, 1996
                                                               File No. 811-8630
                                                       Registration No. 33-81712
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                -------------

                                  FORM N-1A

            REGITRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]


                          Pre-Effective Amendment No.                   [ ]


                        Post-Effective Amendment No. 5                  [x]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                        Post-Effective Amendment No. 5                  [x]


                            ________________________
                       *MUTUAL FUND VARIABLE ANNUITY TRUST
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York  10178
                           -------------------------
              (Address of Principal Executive Office)  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 426-1600

                                            Copy to:
Ann Bergin                                  Niall O'Toole, Esq.                 Gary S. Schpero, Esq.
Mutual Fund Variable Annuity Trust          Chase Manhattan Bank                Simpson Thacher & Bartlett
125 West 55th Street                        270 Park Avenue                     425 Lexington Avenue
New York, New York  10019                   New York, New York 10017            New York, New York 10017

- -----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [ ]     Immediately upon filing pursuant to        [X]     on December 30 pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (             ) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1)
         [ ]     75 days after filing pursuant to           [ ]     on (          ) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994. The Registrant filed a Rule 24f-2 Notice on October 27, 1995.


                                        This Filing Consists of _____ Pages.
                                       Exhibit Index is Located on Page ______

2

Mutual Fund Variable Annuity Trust

                             CROSS-REFERENCE SHEET

                 (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).

                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                        U.S. GOVERNMENT INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

                          Item Number
                           Form N-1A,
                             Part A                              Prospectus Caption
                           ----------                            ------------------
                             1                                   Front Cover Page

                             2(a)                                Not Applicable

                              (b)                                Not Applicable

                             3(a)                                Financial Highlights

                              (b)                                Not Applicable

                              (c)                                Not Applicable

                             4(a)(b)                             Other Information Concerning the Fund;
                                                                 Portfolio Objectives and Investment Approach;
                                                                 Common Investment Policies

                              (c)                                Portfolio Objective and Investment Approach;
                                                                 Common Investment Policies

                             5(a)                                Management

                              (b)                                Management

                              (c)                                Management

                              (d)                                Other Information Concerning the Fund

                              (e)                                Other Information Concerning the Fund

                              (f)                                Other Information Concerning the Fund

                              (g)                                Not Applicable

                             5A                                  Not Applicable

                             6(a)                                Other Information Concerning the Fund

                              (b)                                Not Applicable

                              (c)                                Not Applicable

                              (d)                                Not Applicable

                              (e)                                Shareholder Inquiries

                              (f)                                How Distributions Are Made; Tax Information

                              (g)                                How Distributions Are Made; Tax Information

                             7(a)                                Not Applicable

                              (b)                                How the Portfolios Value Their Shares

                              (c)                                Not Applicable

                              (d)                                Not Applicable

                              (e)                                Not Applicable

                             8(a)                                Not Applicable

                              (b)                                Not Applicable

3

Mutual Fund Variable Annuity Trust

                          Item Number
                           Form N-1A,
                             Part A                              Prospectus Caption
                           ----------                            ------------------
                              (c)                                Not Applicable
                              (d)                                Not Applicable

                             9                                   Not Applicable

4

Mutual Fund Variable Annuity Trust

                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                        U.S. GOVERNMENT INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

                          Item Number
                          Form N-1A                         Statement of Additional
                            Part B                            Information Caption
                          --------------                    -----------------------
                          10                                Front Cover Page

                          11                                Front Cover Page

                          12                                Not Applicable

                          13                                Investment Policies
                                                            and Restrictions

                          14                                Management of the Trust and the Portfolios

                          15(a)                             Not Applicable

                            (b)                             General Information

                            (c)                             Management of the Trust and the Portfolios

                          16(a)                             Management of the Trust and the Portfolios

                              (b)                           Management of the Trust and the Portfolios

                              (c)                           Management of the Trust and the Portfolios

                              (d)                           Management of the Portfolios

                              (e)                           Not Applicable

                              (f)                           Not Applicable

                              (g)                           Not Applicable

                              (h)                           Management of the Trust and the Portfolios;
                                                            Independent Accountants

                              (i)                           Not Applicable

                          17                                Not Applicable

                          18                                General Information

                          19(a)                             Not Applicable

                              (b)                           Determination of Net Asset Value

                              (c)                           Not Applicable

5

Mutual Fund Variable Annuity Trust

                          20                                Tax Matters

                          21(a)                             Not Applicable

                              (b)                           Not Applicable

                              (c)                           Not Applicable

                          22                                Performance Information

                          23                                Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C of this Registration Statement.

                                   PROSPECTUS

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                  INTERNATIONAL EQUITY PORTFOLIO: Total Return
                    CAPITAL GROWTH PORTFOLIO: Capital Growth
             GROWTH AND INCOME PORTFOLIO: Income and Capital Growth
                    ASSET ALLOCATION PORTFOLIO: Total Return
                    U.S. GOVERNMENT INCOME PORTFOLIO: Income
                         MONEY MARKET PORTFOLIO: Income


December 30, 1996


Mutual Fund Variable Annuity Trust (the "Trust") is an open-end management investment company. The Trust consists of six portfolios (the "Portfolios"), each of which has its own investment objectives and policies.

Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts issued in the future. The contracts involve fees and expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or contract values to one or more series of the Trust. Certain Portfolios may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.


This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Portfolios in their December 30, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Annuity Service Center at 1-800-90-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

     INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     INVESTMENTS IN THE PORTFOLIOS ARE SUBJECT TO RISK - INCLUDING POSSIBLE LOSS OF PRINCIPAL. INVESTMENTS IN THE PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO WILL FLUCTUATE IN VALUE. SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

Topics                                                                      Page

FINANCIAL HIGHLIGHTS ........................................................  3

PORTFOLIO OBJECTIVES AND INVESTMENT APPROACH ................................  4
          INTERNATIONAL EQUITY PORTFOLIO ....................................  4
          CAPITAL GROWTH PORTFOLIO ..........................................  5
          GROWTH AND INCOME PORTFOLIO .......................................  5
          ASSET ALLOCATION PORTFOLIO ........................................  6
          U.S. GOVERNMENT INCOME PORTFOLIO ..................................  6
          MONEY MARKET PORTFOLIO ............................................  7

COMMON INVESTMENT POLICIES ..................................................  7
          OTHER INVESTMENT PRACTICES ........................................  8
          ADDITIONAL INVESTMENT POLICIES OF THE MONEY
               MARKET PORTFOLI .............................................. 12
          LIMITING INVESTMENT RISKS ......................................... 13

MANAGEMENT .................................................................. 15

HOW TO PURCHASE AND REDEEM SHARES ........................................... 16

HOW THE PORTFOLIOS VALUE THEIR SHARES ....................................... 17

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION ................................. 17

OTHER INFORMATION CONCERNING THE PORTFOLIOS ................................. 18
          ADMINISTRATOR ..................................................... 18
          SUB-ADMINISTRATOR AND DISTRIBUTOR ................................. 18
          CUSTODIAN ......................................................... 18
          EXPENSES .......................................................... 18
          ORGANIZATION AND DESCRIPTION OF SHARES ............................ 19

SHAREHOLDER INQUIRIES ....................................................... 20

                              Financial Highlights



The table set forth below provides per share data and ratios for a share outstanding throughout the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting Vista Capital Advantage. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Total returns presented below do not reflect expenses borne by the separate accounts that invest in the Portfolios and their related insurance policies which, if reflected, would reduce the total returns presented.


                                         International Equity        Capital Growth        Growth and Income
                                              Portfolio                Portfolio              Portfolio
                                          --------------------      --------------------  --------------------
                                          Year     03/01/95*        Year     03/1/95*      Year     03/1/95*
                                          Ended     through         Ended     through     Ended      through
                                        08/31/96   08/31/95       08/31/96   08/31/95    08/31/96   08/31/95
                                         -------    -------        -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period     $10.89     $10.00        $11.90     $10.00      $11.48     $10.00
                                         -------    -------        -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.216      0.101         0.158      0.055       0.294      0.110
Net Gains or Losses on Investments
(both realized and unrealized)            0.034      0.789         2.139      1.845       1.516      1.370
                                         -------    -------        -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS          0.250      0.890         2.297      1.900       1.810      1.480
                                         -------    -------        -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income      0.250       --           0.142       --         0.300       --
Distributions from capital gains          0.300       --           0.215       --         0.250       --
                                         -------    -------        -------    -------    -------    -------
TOTAL DISTRIBUTIONS                       0.550       --           0.357       --         0.550       --
                                         -------    -------        -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD           $10.59     $10.89        $13.84     $11.90      $12.74     $11.48
                                         =======    =======        =======    =======    =======    =======
TOTAL RETURN                               2.42%      8.90%        19.66%     19.00%      16.24%     14.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)  $3,901     $5,482        $7,910     $6,329      $8,081     $6,247
Ratios to Average Net Assets:#
Ratio of Expenses                          1.10%      1.09%         0.90%      0.90%       0.90%      0.90%
Ratio of Net Investment Income             0.82%      1.92%         0.97%      1.04%       1.71%      2.14%
Ratio of expenses without waivers and
assumption of expenses                     4.22%      2.90%         1.97%      1.80%       1.98%      1.80%
Ratio of net investment income without
waivers and assumption of expenses        (2.30)%     0.11%        (0.09)%     0.14%       0.63%      1.24%
Portfolio Turnover Rate                     200%       75%           107%       28%         129%       32%
Average commission rate paid**           $.0631        --         $.0604       --        $.0599       --


                                             Asset Allocation       U.S. Government        Money Market
                                                Portfolio           Income Portfolio         Portfolio
                                            --------------------   --------------------  --------------------
                                             Year    03/01/95*     Year    03/01/95*     Year     03/01/95*
                                            Ended      through     Ended     through     Ended     through
                                           08/31/96   08/31/95   08/31/96   08/31/95   08/31/96   08/31/95
                                           -------    -------     -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period      $11.04     $10.00       $10.69     $10.00      $ 1.00     $ 1.00
                                          ------     ------       ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.657      0.205        1.173      0.322       0.050      0.028
Net Gains or Losses on Investments
(both realized and unrealized)             0.488      0.835       (0.858)     0.368          --         --
                                          ------     ------       ------     ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS           1.145      1.040        0.315      0.690       0.050      0.028
                                          ------     ------       ------     ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income       0.670         --        1.134         --       0.050      0.028
Distributions from capital gains           0.365         --        0.341         --          --         --
                                          ------     ------       ------     ------      ------     ------
TOTAL DISTRIBUTIONS                        1.035         --        1.475         --       0.050      0.028
                                          ------     ------       ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD            $11.15     $11.04       $ 9.53     $10.69      $ 1.00     $ 1.00
                                          ======      =====       ======     ======      ======     ======
TOTAL RETURN                               10.90%     10.40%        2.62%      6.90%       5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)   $4,033     $5,546       $2,994     $5,390      $2,950     $5,422
Ratios to Average Net Assets:#
Ratio of Expenses                           0.85%      0.85%        0.80%      0.80%       0.55%      0.55%
Ratio of Net Investment Income              3.18%      3.86%        6.06%      6.19%       5.10%      5.46%
Ratio of expenses without waivers and
assumption of expenses                      2.33%      1.65%        1.79%      1.62%       1.74%      1.21%
Ratio of net investment income without
waivers and assumption of expenses          1.71%      3.06%        5.08%      5.37%       3.90%      4.80%
Portfolio Turnover Rate                      155%        45%          83%        46%         --         --
Average commission rate paid**            $.0598         --           --         --          --         --


*  Commencement of operations.
#  Short periods have been annualized.

** Amount per share required for periods commencing after 9/1/95.

                  PORTFOLIO OBJECTIVES AND INVESTMENT APPROACH

INTERNATIONAL EQUITY PORTFOLIO

     The Portfolio's objective is total return from long-term capital growth and income.

     The Portfolio will invest principally in a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the U.S., and foreign subsidiaries of U.S. companies participating in foreign economies. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants to purchase common stocks.

     The Portfolio's advisers seek to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Portfolio's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The Portfolio will seek to diversify investments broadly among issuers in various countries and normally to have represented in the Portfolio business activities of not less than three different countries other than the U.S. The Portfolio may invest a substantial portion of its assets in one or more of such countries.

     The Portfolio intends to invest in companies based in (or governments located in) the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy and Spain), Scandinavia, Australia, Canada and such other areas and countries as the Portfolio's advisers may determine from time to time. Because the Portfolio invests a large portion of its assets in countries comprising the Morgan Stanley Capital International Europe, Australia and Far East Index, which is heavily weighted towards companies based in Japan and the United Kingdom, a substantial portion of the Portfolio's assets may be invested in companies based in Japan, the United Kingdom and/or other countries represented in the Index. However, investments may be made from time to time in companies in, or governments of, developing countries, as well as developed countries.

     The Portfolio's advisers will allocate the Portfolio's investments among securities denominated in the U.S. dollar and currencies of foreign countries. The advisers may adjust the Portfolio's exposure to each currency based on their perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the advisers' assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Portfolio's advisers in determining whether to increase or decrease the emphasis placed upon a particular type of security, industry sector, country or currency within the Portfolio's investment portfolio. Securities purchased by the Portfolio may be denominated in a currency other than that of the country in which the issuer is domiciled.

     Primary emphasis will be placed on equity securities and securities with equity features. However, the Portfolio may invest in any type of investment grade debt security including, but not limited to, other convertible securities, bonds, notes and other debt securities of foreign governmental and private issuers, and various derivative securities.

     The Portfolio will neither invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. dollar, nor invest more than 25% of its net assets in debt securities issued by a single foreign government or supranational organization.

     The Portfolio may invest in securities of companies of various sizes, including smaller companies whose securities may be more volatile and less liquid than securities of larger companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in closed-end investment companies that in turn are authorized to invest in the securities of such countries. You should be aware that an investment in foreign securities involves a higher degree of risk than investments in U.S. securities, as described under "Risk Factors" below.

     The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Portfolio's investment objective may not be achieved.

CAPITAL GROWTH PORTFOLIO

     The Portfolio's objective is long-term capital growth.

     The Portfolio will invest primarily in a broad portfolio of common stocks. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio will seek to invest in stocks of companies with capitalizations of $750 million to $4.0 billion. Current income, if any, is a consideration incidental to the Portfolio's objective of long-term capital growth. The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change.


     The Portfolio may invest any portion of its assets not invested in common stocks in high quality money market instruments and repurchase agreements, as described below. See "Other Investment Practices--Repurchase
Agreements, Securities Loans and Forward Commitments." For temporary defensive purposes, the Portfolio may invest without limitation in these instruments. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Portfolio's investment objective may not be achieved.


GROWTH AND INCOME PORTFOLIO

     The Portfolio's objective is to provide long-term capital appreciation and dividend income.

     The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities.

     The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The advisers believe that the market risk involved in seeking capital appreciation will be moderated to an extent by the anticipated dividend returns on the stocks in which the Portfolio invests.

     The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Portfolio's investment objective may not be achieved.

ASSET ALLOCATION PORTFOLIO

     The Portfolio's objective is to maximize total return through long-term capital growth and current income.

     The Portfolio will invest in equity and debt securities. Under normal market conditions, 35% to 70% of the Portfolio's total assets will be invested in equity securities. The majority of the Portfolio's equity investments will be in well-known, established companies with market capitalizations of at least $200 million which are traded on established securities markets or over-the-counter. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into common and preferred stocks and warrants to purchase common stocks.

     Under normal market conditions, at least 25% of the Portfolio's total assets will be invested in investment grade fixed-income securities. The fixed income securities in which the Portfolio may invest include non-convertible corporate debt securities and U.S. Government obligations. Corporate debt securities in which the Portfolio invests will be rated at the time of purchase in the category Baa or higher by Moody's Investor Services, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization, or, if unrated, determined by the Portfolio's advisers to be of comparable quality.

     The Portfolio's advisers may alter the relative portion of the Portfolio's assets invested in equity and fixed income securities depending on their judgment as to general market and economic conditions and trends, yields and interest rates and changes in monetary policies. The average maturity of the Portfolio's fixed income investments will vary based upon the advisers' assessment of the relative yields available on securities of different maturities.

     The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments. To the extent that the Portfolio departs from its investment policies during temporary defensive periods, its investment objective may not be achieved.

U.S. GOVERNMENT INCOME PORTFOLIO

     The Portfolio's objective is to provide shareholders with monthly dividends and to protect the value of their investment.

     Under normal circumstances, the Portfolio will invest at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof.

     There is no restriction on the maturity of the Portfolio's portfolio or on any individual portfolio security. The Portfolio's advisers may adjust the average maturity of the Portfolio's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

MONEY MARKET PORTFOLIO

     The Portfolio's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.


     The Portfolio invests in high quality, short-term U.S. dollar-denominated money market instruments. The Portfolio invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Portfolio's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. See "Other Investment Practices--Floating and Variable Rate Securities." The dollar weighted average maturity of the Portfolio will be 90 days or less.


     The Portfolio invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures adopted by the Trust's Board of Trustees. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these rating requirements rather than the issuer of the security. Securities in which the Portfolio invests may not earn as high a level of current income as long-term or lower quality securities.

     The Portfolio purchases only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

     Although the Portfolio seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

     There can be no assurance that the Portfolio will achieve its investment objective.

                           COMMON INVESTMENT POLICIES

     In lieu of investing directly, each Portfolio is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same objective and policies as such Portfolio.

     The International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio and U.S. Government Income Portfolio are classified as "non-diversified" funds under federal securities law, subject to certain tax diversification requirements and diversification guidelines of the California Department of Insurance. These Portfolios' assets may be more concentrated in the securities of any single issuer or group of issuers than if the Portfolios were diversified. The Asset Allocation Portfolio and Money Market Portfolio are classified as "diversified" funds under federal securities law.

     No Portfolio is intended to be a complete investment program and there is no assurance that any Portfolio will achieve its investment objective.

OTHER INVESTMENT PRACTICES

     Each Portfolio may also engage in the following investment practices, when consistent with its overall objective and policies. These practices, and certain associated risks, are more fully described in the Statement of Additional Information.

     Foreign Securities. The Capital Growth Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio may invest up to 20% of their respective total assets in foreign securities, including Depositary Receipts. The International Equity Portfolio may invest without limitation in foreign securities. The Money Market Portfolio is permitted to invest any portion of its assets in U.S. dollar-denominated obligations of foreign issuers. The Money Market Portfolio will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.


     Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's foreign investments may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments could affect the value of a Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if a Portfolio invests in securities of issuers in emerging markets.


     The International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio (collectively, the "Equity Portfolios") may invest their assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). Each such Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Each such Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).

     Supranational and ECU Obligations. The Equity Portfolios and the Money Market Portfolio may invest in securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and supranational securities are subject to certain risks associated with foreign investing. Each such Portfolio may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.

     U.S. Government Obligations. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain U.S. Government obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations, such as obligations of the Federal Home Loan Bank and the Federal Home Loan

Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Money Market Instruments. In addition to the Money Market Portfolio, each other Portfolio may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

     Repurchase Agreements, Securities Loans and Forward Commitments. Each Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.

     Borrowings and Reverse Repurchase Agreements. Each Portfolio may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). Each Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

     Stand-by Commitments. The Portfolios may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in their portfolios. In these transactions, a Portfolio would acquire the right to sell a security at an agreed-upon price within a specified period prior to its maturity date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

     Convertible Securities. Each Portfolio other than the Money Market Portfolio and U.S. Government Income Portfolio may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Each of the Capital Growth Portfolio and Growth and Income Portfolio limit its investments in convertible securities to 20% of its net assets. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

     Other Investment Companies. Each Portfolio other than the U.S. Government Income Portfolio and Money Market Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objectives and policies, subject to applicable regulatory limitations. The Money Market Portfolio may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

     Investment Grade Debt Securities. The Asset Allocation Portfolio, Growth and Income Portfolio and International Equity Portfolio may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by S&P, or Baa or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.


     Stripped Obligations. The Asset Allocation Portfolio may invest without limitation in stripped obligations, which are separately traded principal and interest components of an underlying obligation. In addition, the U.S. Government Income Portfolio may invest without limitation, and each other Portfolio may invest up to 20% of its total assets, in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of stripped obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


     Zero Coupon Securities and Payment-in-Kind Obligations. The Asset Allocation Portfolio and Money Market Portfolio may invest in zero coupon securities issued by governmental and private issuers. The U.S. Government Income Portfolio may invest in zero coupon U.S. Government securities. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The Asset Allocation Portfolio may invest in payment-in-kind obligations, which are obligations on which the interest is payable in additional securities rather than cash. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

     Mortgage-related Securities. The Asset Allocation Portfolio may invest in mortgage-related securities. The U.S. Government Income Portfolio may invest in mortgage-related U.S. Government securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities. Early repayment of principal on mortgage pass-through securities held by such Portfolios (due to prepayments of principal on the underlying mortgage loans) may result in a lower rate of return when the Portfolio reinvests such principal. In addition, as with callable fixed-income securities generally, if the Portfolio purchased the securities at a premium, sustained early repayment would limit the value of the premium. Like other fixed-income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of the mortgage-related securities with prepayment features may not increase as much as other fixed-income, fixed-maturity securities which have no prepayment or call features. Payment of principal and interest on the mortgage pass-through certificates (but not the market value of the securities themselves) in which the U.S. Government Income Portfolio invests will be guaranteed by the U.S. Government. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) in which the Asset Allocation Portfolio invests may be guaranteed by the U.S. Government, or by agencies or instrumentalities of the U.S. Government (which guarantees are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Certain mortgage pass-through securities created by nongovernmental issuers may be supported by various forms of insurance or guarantees, while other such securities may be backed only by the underlying mortgage collateral.

     The Asset Allocation Portfolio and U.S. Government Income Portfolio may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"), which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government or its agencies or instrumentalities. CMOs are structured into multiple classes, with each class having a different expected average life and/or stated maturity. Monthly payments of principal, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

     The Asset Allocation Portfolio and U.S. Government Income Portfolio expect that governmental, government-related or private entities may create other mortgage-related securities in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, such Portfolios will consider making investments in such securities.

     Dollar Rolls. The Asset Allocation Portfolio and U.S. Government Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. These transactions involve some risk to such Portfolios if the other party should default on its obligation and the Portfolio is delayed or prevented from completing the transaction.

     Asset-backed Securities. The Asset Allocation Portfolio and Money Market Portfolio may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

     Floating and Variable Rate Securities. The U.S. Government Income Portfolio and Money Market Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. As a result of the floating or variable rate nature of these investments, each such Portfolio's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Portfolio's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Portfolio to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     Indexed Investments. The International Equity Portfolio may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.


      Inverse Floaters and Interest Rate Caps. The Asset Allocation Portfolio may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.


     Derivatives and Related Instruments. Each Portfolio other than the Money Market Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase the

     Portfolio's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. Each such Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into futures contracts and options on futures contracts. Each of the Equity Portfolios may
(i) enter into swaps; (ii) employ forward currency contracts; and (iii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Asset Allocation Portfolio, U.S. Government Income Portfolio and International Equity Portfolio may employ forward interest rate contracts. A call option gives the purchaser of the option the right to buy, and the seller the obligation to sell, an underlying instrument at the exercise price. A put option gives the purchaser the right to sell, and the writer the obligation to buy, an underlying instrument at the exercise price. A futures contract creates a firm obligation on the seller to deliver, and on the buyer to accept, the specific type of financial instrument called for in the contract at a specific future time for a specified price.

      There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's advisers to forecast these factors correctly. Inaccurate forecasts could expose a Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Portfolios are not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investments of the Fund. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, a Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the Statement of Additional Information.


     Portfolio Turnover. The frequency of a Portfolio's portfolio transactions will vary from year to year. A Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for a Portfolio to qualify as a registered investment company under federal tax law. It is intended that the Money Market Portfolio will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the Money Market Portfolio, the Portfolio's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of investors. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund--Certain Regulatory Matters."

ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET PORTFOLIO

     Participation Certificates. The Money Market Portfolio may invest in participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Portfolio's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Portfolio's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Portfolio to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


     Bank Obligations. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks

(including their U.S. branches). A bankers' acceptance is a short-term draft on a commercial bank by a borrower, usually in connection with an international commercial transaction. These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.


     Municipal Obligations. The Money Market Portfolio may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by the Portfolio that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

     Custodial Receipts. The Portfolio may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These note and bonds are held in custody by a bank on behalf of the owners of the receipts.

     Effect of Rule 2a-7 on Portfolio Management. The management of the Money Market Portfolio is intended to comply with the provisions of Rule 2a-7 under the 1940 Act (the "Rule") under which, if a Portfolio meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

     In accordance with the provisions of the Rule, the Money Market Portfolio must: (i) maintain a dollar weighted average portfolio maturity (see above) not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable quality as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments.

LIMITING INVESTMENT RISKS

     Specific investment restrictions help the Portfolios limit investment risks for the Portfolios' shareholders. These restrictions prohibit the Portfolio from: (a) investing more than 15% of its net assets (10% in the case of the Money Market Portfolio) in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees of the Trust); or (b) investing more than 25% of its total assets in any one industry (excluding U.S. Government obligations and, with respect to the Money Market Portfolio, bank obligations). In addition, the Money Market Portfolio, with certain limited exceptions, is prohibited from investing more than 5% of its net assets in the securities of any one issuer (other than U.S. Government obligations). The Asset Allocation Portfolio, with respect to 75% of its total assets, is prohibited from investing more than 5% of its net assets in the securities of any one issuer (other than U.S. Government obligations) or holding more than 10% of the voting securities of any one issuer. A complete description of these and other investment policies is included in the Statement of Additional Information. Except for restriction (b) above and investment policies designated as fundamental in the Statement of Additional Information, the investment policies of the Portfolio are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval. However, in the event of a change in the investment objective of a Portfolio, such Portfolio's shareholders will be given at least 30 days' prior written notice.

     Risk Factors. No Portfolio constitutes a complete investment program, and an investment in certain funds may not be appropriate for all investors. The net asset value of the shares of each Portfolio other than the Money Market Portfolio can be expected to fluctuate based on the value of the securities in the Portfolio's portfolio. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value. Each Equity Portfolio is subject to the general risks and considerations associated with equity investing, as well as the risks discussed herein. The Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio are also subject to the general risks and considerations associated with fixed income investing.

     The performance of the Portfolios, to the extent they invest in convertible and/or fixed income securities, as applicable, will depend in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by a Portfolio tends to decrease. This effect will be more pronounced with respect to investments by certain Portfolios in mortgage-related securities, the value of which are more sensitive to interest rate changes. To the extent a Portfolio invests in fixed income securities with longer maturities, the volatility of the Portfolio in response to changes in interest rates can be expected to be greater than if the Portfolio had invested in comparable securities with shorter maturities. The performance of the Portfolios will also depend on the quality of these investments. While securities issued or guaranteed by the U.S. Government generally are of high quality, the other fixed income securities in which certain Portfolios may invest, while of investment-grade quality, may be of lesser credit quality. Securities rated in the category Baa by Moody's or BBB by S&P lack certain investment characteristics and may have speculative characteristics. Guarantees of principal and interest on obligations that may be purchased by the Portfolios are not guarantees of the market value of such obligations, nor do they extend to the value of shares in the Portfolios. In addition, with respect to a Portfolio's investments in convertible securities, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common or preferred stock.

     To the extent permitted by their investment objective and policies, the Equity Portfolios may invest in the securities of small or mid cap companies. The securities of small to mid cap companies often trade less frequently and in more limited volume, and may be subject to more abrupt or erratic price movements, than securities of larger, more established companies. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

     As the International Equity Portfolio invests primarily in equity securities of companies outside the U.S., an investment in the Portfolio's shares involves a higher degree of risk than an investment in a U.S. equity fund. See "Other Investment Practices--Foreign Securities" above. Investments in securities of issuers based in developing countries entails certain additional risks, including greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability. The small size of markets for securities of issuers based in such countries and the low or non-existent volume of trading may result in a lack of liquidity and in price volatility. Certain national policies may restrict the investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. There may be an absence of developed legal structures governing private or foreign investment and private property.

     The Money Market Portfolio is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry. Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

     Because the International Equity Portfolio, Capital Growth Portfolio and Growth and Income Portfolio are "non-diversified," the value of such Portfolios' shares is more susceptible to developments affecting issuers in which such Portfolios invest.

     For a discussion of certain other risks associated with each Portfolio's additional investment activities, see "Other Investment Practices" above.

                                   MANAGEMENT


THE PORTFOLIOS' ADVISERS


     The Chase Manhattan Bank ("Chase") acts as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolios, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Portfolios, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.80%, 0.60%, 0.60%, 0.55%, 0.50% and 0.25% of the average daily net assets of the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio, respectively. Chase is located at 270 Park Avenue, New York, New York 10017.


      Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each of the Portfolios other than International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolios on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30%, 0.30%, 0.25%, 0.25% and 0.10% of the average daily net assets of the Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio, respectively. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


     Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned operating subsidiary of Chase. CAM London makes investment decisions for the Portfolio on a day-to-day basis. For these services, CAM London is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio. CAM London was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase with respect to the International Equity Portfolio also serve as portfolio managers for CAM London. CAM London is located at Colvile House, 32 Curzon Street, London W1Y 8AL.


      Portfolio Managers. Michael Browne and David Webb, Vice Presidents of Chase, are responsible for the day-to-day management of the International Equity Portfolio. Mr. Browne is responsible for investment management and equity research for European equities. Mr. Browne joined Chase in 1994. Prior to joining Chase, Mr. Browne was Assistant Director of European equity fund management at BZW Investment Management in London for eight years. Mr. Webb is responsible for investment management and equity research in the Asia region. Mr. Webb joined Chase in 1992. Prior to joining Chase, Mr. Webb was with Hambros Bank Limited where he was responsible for the management of the Hambros Equus Pacific Japan and Hambros Japan Trust.


     David Klassen, Director of Domestic Equity Management at Chase, is responsible for the day-to-day management of the Capital Growth Portfolio. Mr. Klassen joined Chase in March 1992 and, in addition to managing the Portfolio, manages a number of other mutual funds at Chase. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts.

     Greg Adams, Vice President of Chase, is responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Adams joined Chase in 1987 and has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. Mr. Adams manages a number of mutual funds at Chase.

     Susan Huang, Vice President and Director of Fixed Income Management at Chase, and Mr. Adams, are responsible for the day-to-day management of the Asset Allocation Portfolio. Ms. Huang is responsible for developing the allocation and risk management strategy for U.S. fixed-income portfolios, and managing the institutional U.S. fixed income assets under management. Prior to joining Chase in June of 1995, Ms. Huang was Director of the Insurance Asset Management Group at Hyperion Capital Management, Inc. Prior to joining Hyperion, Ms. Huang was a senior portfolio manager with CS First Boston Investment Management Inc.

     Ms. Huang is responsible for the day-to-day management of the U.S. Government Income Portfolio.

                        HOW TO PURCHASE AND REDEEM SHARES

     Shares of the Trust currently are offered only to the Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company. Variable Annuity Account Two and FS Variable Annuity Account Two are referred to as the "Accounts" and Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are referred to as the "Life Companies." At present, Trust shares are used as the investment vehicle for variable annuity contracts only. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Companies.


     All shares of each Portfolio may be purchased or redeemed by the Accounts without any sales or redemption charge at the next computed net asset value on any business day during which the New York Stock Exchange is open for business. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the Accounts without delay. Withdrawals from the Accounts will incur fees or charges described more fully in the applicable contract prospectus.

     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption, as described more fully in the applicable contract prospectus.

                      HOW THE PORTFOLIOS VALUE THEIR SHARES

     The net asset value of each Portfolio's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of that Portfolio, by dividing the net assets of the Portfolio by the total number of outstanding shares of that Portfolio. Values of assets held by each Portfolio other than the Money Market Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis.

     The portfolio securities of the Money Market Portfolio are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Portfolio Objectives and Investment Approach-Money Market Portfolio." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Portfolio would receive if the instrument were sold. It is anticipated that the net asset value of each share of the Money Market Portfolio will remain constant at $1.00 and the Portfolio will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Portfolio at intervals it deems appropriate to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

                   HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

     The Portfolios. Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When a Portfolio qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Portfolio will not be subject to Federal income tax. If, however, for any taxable year a Portfolio does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and such distributions will constitute taxable dividends of the Portfolio's current and accumulated earnings and profits.

     Each Portfolio of the Trust is also subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for tax purposes.

     Portfolio Distributions. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net long-term capital gains realized during each fiscal year. All distributions are reinvested in shares of a Portfolio at net asset value unless the transfer agent is instructed otherwise.

Distributions by each Portfolio are taxable, if at all, to the Accounts, and not to contract or policy holders. The Accounts will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).

     Summary. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If either of the foregoing requirements are not met then the contract or policy holders will be treated as recognizing income prior to actual receipt of monies under the contracts or policies. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. In addition, contract or policy holders must consult the prospectuses and statements of additional information of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

                   OTHER INFORMATION CONCERNING THE PORTFOLIOS

ADMINISTRATOR

     Chase acts as the Portfolios' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Portfolio's average daily net assets.

SUB-ADMINISTRATOR AND DISTRIBUTOR

     Vista Fund Distributors, Inc. ("VFD") acts as the Portfolios' sub-administrator and distributor. VFD is a subsidiary of the BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it provides VFD is entitled to receive a fee from each Portfolio at an annual rate equal to 0.15% of the Portfolios' average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.


CUSTODIAN

     Chase acts as custodian for the Portfolios and receives compensation under an agreement with the Trust. Chase may sub-contract for the provision of certain services. In addition, portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES

     Each Portfolio pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolios' custodian for all services to the Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Portfolio. Service providers to a Portfolio may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND DESCRIPTION OF SHARES

     The Portfolios are portfolios of Mutual Fund Variable Annuity Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust was established to provide a funding medium for certain variable annuity contracts issued by the Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company ("Anchor National"), originally organized under the laws of the State of California and redomiciled under the laws of the State of Arizona on January 1, 1996 and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company, organized under the laws of the State of New York. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.

     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

     Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to Anchor National Life Insurance Company, Service Center, P.O. Box 100330, Pasadena, California 91189-0001. For New York State residents, contact First SunAmerica Life Insurance Company, P.O. Box 100357, Pasadena, California 91189-0357. All telephone inquiries may be made to (800) 90-VISTA.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                DECEMBER 30, 1996


                       MUTUAL FUND VARIABLE ANNUITY TRUST

                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                        U.S. GOVERNMENT INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

                    101 Park Avenue, New York, New York 10178

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio (collectively the "Equity Portfolios"), and the U.S. Government Income Portfolio and Money Market Portfolio (collectively the "Income Portfolios"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED DECEMBER 27, 1996, CALL OR WRITE TO:


                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 100357
                             Pasadena, CA 91189-0357

                     For New York State residents, write to:
                     First SunAmerica Life Insurance Company
                           733 3rd Avenue - 4th Floor
                               New York, NY 10017

              All telephone inquiries may be made to (800) 90-VISTA

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

THE TRUST .................................................................    3

INVESTMENT POLICIES AND RESTRICTIONS ......................................    3

PERFORMANCE INFORMATION ...................................................   21

DETERMINATION OF NET ASSET VALUE ..........................................   22

TAX MATTERS ...............................................................   23

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS ................................   27

INDEPENDENT ACCOUNTANTS ...................................................   35

CERTAIN REGULATORY MATTERS ................................................   35

GENERAL INFORMATION .......................................................   36

APPENDIX A

DESCRIPTION OF CERTAIN OBLIGATIONS
ISSUED OR GUARANTEED BY U.S. GOVERNMENT
AGENCIES OR INSTRUMENTALITIES .............................................  A-1

APPENDIX B

DESCRIPTION OF RATINGS ....................................................  B-1

FINANCIAL STATEMENTS ......................................................  F-1

                                    THE TRUST

         The Mutual Fund Variable Annuity Trust (the "Trust"), organized as a Massachusetts business trust on April 14, 1994, is an open-end management investment company. The Trust presently consists of six separate portfolios (the "Portfolios"). Shares of the Trust are issued and redeemed only for certain annuity contracts issued by the Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company, organized under the laws of the State of California, and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company, organized under the laws of the State of New York. Variable Annuity Account Two and FS Variable Annuity Account Two are referred to as the "Accounts" and Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are referred to as the "Life Companies."

         The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Portfolios. The Chase Manhattan Bank ("Chase") is the investment adviser (the "Adviser") for each Portfolio. Chase Asset Management, Inc. ("CAM"), an investment adviser subsidiary of Chase, is the sub-investment adviser to the Portfolios, other than the International Equity Portfolio. Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to the International Equity Portfolio. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Portfolios.


     Effective as of December 27, 1996, U.S. Treasury Income Portfolio was renamed U.S. Government Income Portfolio.



                      INVESTMENT POLICIES AND RESTRICTIONS

                               Investment Policies

         The Prospectus sets forth the various investment policies of each Portfolio. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

         U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

         In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Portfolio invests in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

         Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

         Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

         Depositary Receipts. A Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

         ECU Obligations. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

         Supranational Obligations. Supranational organizations, include organizations such as the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a multinational organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian

Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

         Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Portfolio and increase its brokerage and other transaction expenses.

         Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Money Market Portfolio, other than those of bank holding companies, include obligations which are (i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another national statistical rating organization ("NRO"); or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Money Market Portfolio at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Money Market Portfolio include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

         Repurchase Agreements. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of


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                                                                               6


the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities. A Portfolio retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Money Market Portfolio will enter into such transactions only with member banks of the Federal Reserve System or securities dealers believed creditworthy.

         Forward Commitments. In order to invest a Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Portfolio.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

         To the extent a Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

         Floating and Variable Rate Securities; Participation Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

The floating or variable rate demand instruments in which the Money Market Portfolio may invest are payable on demand on not more than seven calendar days' notice.

         The terms of these types of securities commonly provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. A Portfolio will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

         In the case of the Money Market Portfolio, the Board of Trustees may determine that an unrated floating or variable rate security meets the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet the Money Market Portfolio's high quality criteria. If an instrument is ever deemed to fall below the Money Market Portfolio's high quality standards, either it will be sold in the market or the demand feature will be exercised.

         The securities in which the Money Market Portfolio may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives the Money Market Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for the Money Market Portfolio.

         The Money Market Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Money Market Portfolio will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Portfolio retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

         The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolios may subscribe. Although these instruments may be sold by a Portfolio, it is intended that they be held until maturity.

         Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments.

Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to the Money Market Portfolio, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

         Zero Coupon, Payment-in-Kind and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

         Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

         Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

         Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Illiquid Securities. As a matter of nonfundamental policy, the Portfolios may invest up to 15% (10% in the case of the Money Market Portfolio) of their respective total assets in illiquid securities, including repurchase agreements maturing in more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days.

         For purposes of its limitation on investments in illiquid securities, each Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

         One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

         Stand-By Commitments. In a put transaction, a Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

         Tender Option Floating or Variable Rate Certificates. The Money Market Portfolio may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Money Market Portfolio, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of derivatives, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

         Securities Loans. To the extent specified in the Prospectus, each Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. A Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with such Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


        Additional Policies Regarding Derivative and Related Transactions

         Introduction. As explained more fully below, the Equity Portfolios and the U.S. Government Income Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Portfolio.

         Each of the Portfolios may invest their assets in derivative and related instruments subject only to their respective investment objectives and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.

         The value of some derivative or similar instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Portfolios -- the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers incorrectly forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Portfolio could be exposed to the risk of a loss. The Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

         Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Portfolios' current Prospectus as well as provide useful information to prospective investors.

         Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

                          Specific Uses and Strategies

         Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Equity Portfolios and the U.S. Government Income Portfolio.

         Options on Securities, Securities Indexes, Currencies and Debt Instruments. A Portfolio may PURCHASE, SELL or EXERCISE call and put options on
(i) securities, (ii) securities indexes, and (iii) debt instruments.

         Although in most cases these options will be exchange-traded, the Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Portfolios will not write uncovered options.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

         Futures Contracts and Options on Futures Contracts. A Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various instruments or indices in which the Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

         Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Portfolio may sell a futures contract -- or buy a futures option -- to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Portfolio intends to acquire an instrument or enter into a position. For example, a Portfolio may purchase a futures contract -- or buy a futures option -- to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Portfolios will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

         Forward Contracts. A Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross- hedges."

         A Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. A Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         A Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

         Interest Rate and Currency Transactions. A Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

         The Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

         A Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

         A Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Portfolio. In addition, a Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         A Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

         Mortgage-Related Securities. A Portfolio may purchase mortgage-backed securities -- i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool -- but not the security itself -- may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

         A Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

         REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

         The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Portfolios may consider making investments in such new types of mortgage-related securities.

       Dollar Rolls. Under a mortgage "dollar roll," a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

         Asset-Backed Securities. Each Portfolio, including the Money Market Portfolio, may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile ReceivablesSM" or CARSSM ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security and the overall nature of the marketplace for the security.

         Structured Products. A Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

         A Portfolio may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Portfolio's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

         Additional Restrictions on the Use of Futures and Option Contracts. None of the Portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other that bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

         When a Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                             Investment Restrictions

         The Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

         Each Portfolio may not:

                           (1) borrow money, except that each Portfolio may
                  borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments;

                           (2) make loans, except that each Portfolio may: (i)
                  purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

                           (3) purchase the securities of any issuer (other than
                  securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) there is no limitation with respect to securities issued by banks, or repurchase agreements secured thereby, (ii) with respect to a Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction and (iii) the Money Market Portfolio may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks, and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                           (4) purchase or sell physical commodities unless
                  acquired as a result of ownership of securities or other instruments but this shall not prevent a Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

                           (5) purchase or sell real estate unless acquired as a
                  result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

                           (6) issue any senior security (as defined in the 1940
                  Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, a Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

                           (7) underwrite securities issued by other persons
                  except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Portfolio. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

         In addition, the Portfolios will be subject to the following nonfundamental restrictions which may be changed without shareholder approval:

                           (1) Each Portfolio other than the Asset Allocation
                  Portfolio and Money Market Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer. Each of the Asset Allocation Portfolio and Money Market Portfolio may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).


                           (2) Each Portfolio may not make short sales of
                  securities, other than short sales "against the box" (i.e., where the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short) or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Portfolio.


                           (3) Each Portfolio may not purchase or sell interests
                  in oil, gas or mineral leases.

                           (4) Each Equity Portfolio and the U.S. Government
                  Income Portfolio may not invest more than 15% of its net assets in illiquid securities; the Money Market Portfolio may not invest more than 10% of its net assets in illiquid securities

                           (5) Each Portfolio may not write, purchase or sell
                  any put or call option or any combination thereof, provided that this shall not prevent (i) with respect to the Growth and Income Portfolio and the Capital Growth Portfolio only, the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) with respect to all of the Portfolios, the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to a Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

                           (6) Each Portfolio may invest up to 5% of its total
                  assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


         It is the Trust's position that proprietary strips, such as CATS and TIGRS (both of which are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors) are United States Government securities. However, the Trust has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as deemed under the Investment Company Act of 1940, as amended.


         For purposes of the Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         With respect to the International Equity Portfolio, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or under taking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Portfolio's holding of that issue exceeding 30% of the net asset value of the Portfolio and, if the Portfolio's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

         In order to permit the sale of its shares in certain states, a Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should a Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, (iii) with respect to the Money Market Portfolio, invest for the purpose of exercising control or management, or (iv) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Portfolio will not be considered a violation. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 Portfolio Transactions and Brokerage Allocation

         Specific decisions to purchase or sell securities for a Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Portfolios' investments are reviewed by the Board of Trustees. The portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Portfolio generally pays no brokerage commissions.

         The frequency of a Portfolio's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Portfolios investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


         For the fiscal year ended August 31, 1996, the annual rates of portfolio turnover for the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio were 200%, 107%, 129%, 155% and 83%, respectively.

         For the period from March 1, 1995 through August 31, 1995, the annual rates of portfolio turnover for the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio were 75%, 28%, 32%, 45% and 46%, respectively.


         Under the advisory agreement and the sub-advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.

         Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

         Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser and sub-advisers may cause the Portfolios to pay a broker-dealer which provides


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                                                                              20


brokerage and research services to the adviser and sub-advisers, the Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Portfolios in excess of the amount of the broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Portfolios. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         The management fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

         In certain instances, there may be securities that are suitable for one or more of the Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will generally produce better executions for the Portfolios.

         No portfolio transactions are executed with the advisers or with any affiliate of the advisers, acting either as principal or as broker.


         For the period from March 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, the International Equity Portfolio paid aggregate brokerage commissions of $48,240 and $65,365, respectively.

         For the period from March 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, the Capital Growth Portfolio paid aggregate brokerage commissions of $13,386 and $15,336, respectively.

         For the period from March 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, the Growth and Income Portfolio paid aggregate brokerage commissions of $28,176 and $18,421, respectively.

         For the period from March 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, the Asset Allocation Portfolio paid aggregate brokerage commissions of $4,830 and $7,092, respectively.

                                                                              21
                             PERFORMANCE INFORMATION

         From time to time, a Portfolio may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Portfolio in the future. From time to time, the performance and yield of classes of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Portfolio or its classes. A Portfolio's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Portfolio may, with proper authorization, reprint articles written about such Portfolio and provide them to prospective shareholders.

         A Portfolio may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Portfolio over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Portfolio will vary based on market conditions, the current market value of the securities held by a Portfolio and changes in the Portfolio's expenses. The advisers, the Administrator, the sub-administrator and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the sub-administrator may assume a portion of a Portfolio's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Portfolio during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Portfolio to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

         Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Portfolio.

                              Total Rate of Return

         A Portfolio's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         The Portfolios may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Portfolio with other measures of investment return.

                                Yield Quotations

         Any current "yield" quotation for a class of shares of a Portfolio, other than the Money Market Portfolio, shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Portfolio's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

         Any current "yield" for a class of shares of the Money Market Portfolio which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of the Money Market Portfolio so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Because of the charges and deduction imposed by the Accounts the total rate of return and yield realized by owners in the subdivisions of the Accounts will be lower than the total rate of return and yield for the corresponding Portfolio.

                        DETERMINATION OF NET ASSET VALUE


       As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Since the International Equity Portfolio invests in securities primarily listed on foreign exchanges which may trade on Saturdays or other customary United States national business holidays on which the Portfolio does not price, the Portfolio's portfolio will trade and the net asset value of the Portfolio's shares may be significantly affected on days when the investor has no access to the Portfolio.

         The Money Market Portfolio's portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter at a constant rate to maturity accreting discounts and amortizing premiums. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of the Money Market Portfolio at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of the Money Market Portfolio's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio has established procedures to ensure that its portfolio securities meet its high quality criteria.

         Equity securities in a Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily trade on or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in a Portfolio's portfolio is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the respective Portfolio's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or its shareholders, and the discussions here and in each Portfolio's Prospectus are not intended as substitutes for careful tax planning.

         The holders of the variable insurance or annuity contracts should not be subject to tax with respect to distributions made on Portfolio shares, assuming that the variable insurance and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the Accounts are treated as the owners of the Portfolio shares. See "Qualifications of Segregated Asset Accounts." The summary describes tax consequences to the owner of the Portfolio shares (i.e. the Accounts), and the Portfolio itself. It does not describe the tax consequences to a holder of a life insurance contract or annuity contract as a result of the ownership of such policies or contracts. Contract or policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

                 Qualification as a Regulated Investment Company

         Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without a deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as such income.

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held such obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (as defined) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. (However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above.) In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Deemed gains from constructive sales of Section 1256 contracts under Code Section 1256 will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

         Each Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Portfolio will each year have ordinary income and long-term capital gain equal to its respective pro rata share of the PFIC's ordinary earnings and net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earning or capital gain from the PFIC. If the Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Portfolio upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of the underlying PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to the Accounts will be treated as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to the Accounts of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be treated as the distribution of an ordinary income dividend.

         Under proposed Treasury Regulations (not yet in effect) a Portfolio will be able to elect to recognize as gain the excess, if any, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in such share ("mark to market gain"). Such gain will be included by a Portfolio as ordinary income and will not be subject to the Short-Short Gain Test; the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If a Portfolio makes such an election in the first taxable year it holds PFIC stock, it will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be treated by the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

                  Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year.

         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                   Qualification of Segregated Asset Accounts

         A variable life insurance or annuity contract will not be treated as a life insurance contract or annuity, respectively, under the Code, if the segregated asset account upon which such contracts are based is not "adequately diversified." A segregated asset account will be "adequately diversified" if it satisfies one of two alternative tests set forth in the Treasury Regulations as of the end of each calendar quarter (or within 30 days thereafter). First, the Treasury Regulations provide that a segregated asset account will be adequately diversified if no more than 55% of the value of its total assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as adequately diversified if the diversification requirements under Subchapter M, as set forth above, are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract can also be considered adequately diversified if, instead of satisfying either of the above-noted tests, the segregated asset account, excluding U.S. Government securities, satisfies the general diversification percentages noted above increased by the product of (a) .5 and (b) the percentage of value of the total assets of the segregated asset account represented by the Treasury securities. The effect of this special test is that a segregated asset account is treated as adequately diversified to the extent it holds securities issued by the U.S. Government.

         For purposes of these diversification tests, a segregated asset account invested in shares of a regulated investment company will be entitled to "look-through" the shares of the regulated investment company to its pro rata portion of the assets of the regulated investment company based on its stock ownership in the company, provided that the shares of the regulated investment company are generally held only by insurance companies, certain fund managers, and trustees of qualified pension or retirement plans (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not treated as "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance policy or annuity contract under the Code for all subsequent periods and (b) the holders of such policy or contract must include as ordinary income the "income on the contract" for each taxable year. The "income on the contract" is generally the excess of (a) the sum of the increase in net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, it is also possible that if the Portfolio does not satisfy the requirements of a Closed Fund set forth above, the holders of the contracts and annuities, which invest in the Portfolio through the segregated asset account, will be treated as the owners of such shares and taxable with respect to distributions paid by the Portfolio, as described herein.

                             Portfolio Distributions

         Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions are generally offset by deductible life insurance reserves and should therefore not be taxable to the Accounts. Contract or policy holders should consult the prospectuses of their respective contracts or policies concerning the tax treatment of the Accounts.


                             MANAGEMENT OF THE TRUST


                              Trustees and Officers

         The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


         Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 64. Address: 202 June Road, Stamford, CT 06903.

         Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 62. Address: 4 Barnfield Road, Pittsford, NY 14534.

         William J. Armstrong--Trustee. Vice President and Treasurer, Ingeroll-Rand Company. Age: 54. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

         John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995. Age: 67. Address: 322 Main Street, Lakeville, CT 06039.

         Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 65. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

         *H. Richard Vartabedian--Trustee and President of the Trust; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 60. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

         Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 63. Address: 108 Valley Road, Cos Cob, CT 06807.


         Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 65. Address: 80 Perkins Road, Greenwich, CT 06830.

         *W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Director and Chairman of The Hanover Funds, Inc.; Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 66. Address:
RR1 Box 102, Weston, VT 05181.

         Roland R. Eppley, Jr.--Trustee. Retired: formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; Director of The Hanover Funds, Inc. Age: 64.
Address: 105 Ceventry Place, Palm Beach Gardens, FL 33418.

         W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 69. Address:
624 East 45th Street, Savannah, GA 31405

         Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.


         Ann E. Bergin--Secretary. Senior Vice President, BISYS Fund Services, Inc.; formerly, Senior Vice President, Administration, Concord Financial Group (1991-1995); Assistant Vice President, Dreyfus Service Corporation (1982-1991). Age 36. Address: 125 West 55th Street, New York, NY 10019.

-----------------------------

* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.


         The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met 2 times during the fiscal year ended August 31, 1996.


         The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman) and Reid, as well as Leonard M. Spalding, President of Vista Capital Management. The function of the Investment Committee is to review the investment management process of the Trust.


         The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio and New Growth Opportunities Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").



            Remuneration of Trustees and Certain Executive Officers:

         Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

         The Trustees of the Trust waived their compensation for the fiscal year ended August 31, 1996:

                                                        Pension or
                                                        Retirement
                                                     Benefits Accrued             Total Compensation
                                                     as Fund Expenses           from "Fund Complex"(1)
                                                     ----------------           ----------------------

Fergus Reid, III, Trustee                                 $100                          $90,000

Richard E. Ten Haken, Trustee                               56                           58,500

William J. Armstrong, Trustee                               63                           58,500

John R.H. Blum, Trustee                                     72                           60,000

Joseph J. Harkins, Trustee                                  82                           60,000

H. Richard Vartabedian, Trustee                             74                           90,000

Stuart W. Cragin, Jr., Trustee                              53                           60,000

Irving L. Thode, Trustee                                    53                           60,000

W. Perry Neff, Trustee                                       0                           43,500

Ronald R. Eppley, Jr., Trustee                               0                           43,500


W.D. MacCallan, Trustee                                      0                           42,000


---------------

(1) Data reflects total compensation earned during the period September 1, 1995 to August 31, 1996 for service as a Trustee to all Portfolios advised by the adviser.


Vista Funds Retirement Plan for Eligible Trustees

         Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

         Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of September 30, 1996, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Eppley and MacCallan are 11, 11, 8, 11, 5, 3, 3, 3, 6, 7 and 6, respectively.


                             Highest Annual Compensation Paid by All Vista Funds
                             ---------------------------------------------------

                Years of       $40,000       $45,000       $50,000       $55,000
                Service

                                  Estimated Annual Benefits Upon Retirement
                                  -----------------------------------------

                   10          $40,000       $45,000       $50,000       $55,000

                    9           36,000        40,500        45,000        49,500

                    8           32,000        36,000        40,000        44,000

                    7           28,000        31,500        35,000        38,500

                    6           24,000        27,000        30,000        33,000

                    5           20,000        22,500        25,000        27,500


         Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

         Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1996 calendar year and as of September 30, 1996 they had contributed $15,200, $39,500 and $59,250 respectively.

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


         As of October 15, 1996, the Trustees and officers as a group owned less than 1% of each Portfolio's outstanding shares, all of which were acquired for investment purposes.


                             Adviser and Sub-Adviser

         Chase acts as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Portfolios' assets shall be held uninvested. The advisers to the Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for their Portfolios. The Advisory Agreement for the Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

         Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Portfolios with greater opportunities and flexibility in accessing investment expertise.

         Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Portfolios on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         With respect to the Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To undercover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

         In the event the operating expenses of the Portfolios, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Portfolios imposed by the securities laws or regulations thereunder of any state in which the shares of the Portfolios are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Portfolios during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Portfolio and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

         Chase, on behalf of the Portfolios (except the International Equity Portfolio), has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM"). With respect to the International Equity Portfolio, Chase has entered into an investment sub-advisory agreement with Chase Asset Management (London) Limited ("CAM London"). With respect to the day-to-day management of the Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Portfolios.

         Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

         CAM is a wholly-owned operating subsidiary of the adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

         CAM London is an indirect wholly-owned operating subsidiary of the adviser. CAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM London also serve as portfolio managers for Chase.

         In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Portfolio's average daily net assets specified in the Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For their services under their sub-advisory agreements, CAM and CAM London will be entitled to receive, with respect to each such Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the Prospectus.

         For the fiscal years ended August 31, 1995 and 1996, Chase was paid or accrued the following investment advisory fees with respect to the following Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:



                                                                         Fiscal Year-Ended August 31,
                                               -----------------------------------------------------------------------------
                                                                 1995                                       1996
                                               ---------------------------------------  ------------------------------------
Portfolio
---------
                                                  paid/accrued             waived             paid/accrued           waived
                                               --------------------  -----------------  -----------------------  ------------
U.S. Government Income Portfolio                  $13,126                 $13,126              $18,220               $18,220
Growth and Income Portfolio.................       16,671                  16,671               35,435                35,435
Capital Growth Portfolio....................       16,843                  16,843               37,336                37,336
Asset Allocation Portfolio..................       14,637                  14,637               22,327                22,327
International Equity Portfolio..............       21,099                  21,099               31,059                31,059
Money Market Portfolio......................        6,468                   6,468                8,923                 8,923



                                  Administrator

         Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of each Portfolio. Chase provides certain administrative services to the Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

         Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         In addition, the Administration Agreement provides that, in the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should

                                                                              34
exceed the monthly fee, Chase shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of each of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Portfolio on a month-to-month basis.

                          Sub-Administration Agreement

         The Trust has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with Vista Fund Distributors, Inc. ("VFD"), pursuant to which VFD provides certain administration services, including providing officers, clerical staff and office space. VFD is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Sub-Administration Agreement provides that the Trust will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements. The Trust pays for all of the expenses for qualification of the shares of each Portfolio for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Sub-Administration Agreement, VFD provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

         The Sub-Administration Agreement is currently in effect until November, 1997, and will continue in effect thereafter with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Sub-Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by VFD on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Sub-Administration Agreement also provides that neither VFD nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Administration Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         In the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, VFD shall reduce its sub-administration fee with respect to such Portfolio (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by VFD shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Portfolio during such fiscal year; and if such amounts should exceed the monthly fee, VFD shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the sub-administration services provided by VFD pursuant to the Sub-Administration Agreement, VFD receives an annual fee, payable monthly, of .15% of the net assets of each Portfolio. VFD may voluntarily waive a portion of the fees payable to it under the Sub-Administration Agreement with respect to each Portfolio on a month-to-month basis.

         For the fiscal years ended August 31, 1995 and 1996, Chase and VFD were paid or accrued the following administration fees and sub-administration fees and voluntarily waived the amounts in parentheses following such fees:

                                                                         Fiscal Year-Ended August 31,
                                             --------------------------------------------------------------------------------------
                                                                 1995                                       1996
                                             ------------------------------------------  ------------------------------------------
Portfolio
                                                  paid/accrued             waived             paid/accrued           waived
                                             ---------------------  -------------------  ---------------------  -------------------
U.S. Government Income Portfolio............  $5,251                 $5,251                $ 7,289                $ 7,289
Growth and Income Portfolio.................   5,557                  5,557                 11,812                 11,812
Capital Growth Portfolio....................   5,614                  5,614                 12,445                 12,445
Asset Allocation Portfolio..................   5,322                  5,322                  8,119                  8,119
International Equity Portfolio..............   5,275                  5,275                  7,765                  7,765
Money Market Portfolio......................   5,174                  5,174                  7,139                  7,139

In addition, certain expenses were borne by the Sub-Administrator for each Porfolio for the fiscal years ended August 31, 1995 and 1996:

                                            Fiscal Year-Ended August 31,
                                        -----------------------------------
                                         1995                         1996
                                        -----------------------------------
U.S. Government Income Portfolio      $ 3,210                       $ 10,383
Growth and Income Portfolio             2,849                         16,884
Capital Growth Portfolio                2,849                         16,834
Asset Allocation Portfolio              1,401                         29,444
International Equity Portfolio         21,524                         82,093
Money Market Portfolio                  5,358                         26,505


                                    Custodian

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Portfolio for which Chase receives compensation as is from time to time agreed upon by the Trust and the Custodian. The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on each Portfolio's investments, maintaining books of original entry for the portfolio accounting and other required books and accounts, and calculating the daily net asset value of shares of each Portfolio. The Custodian may contract with other entities to perform certain services. In addition, Portfolio securities and cash may be held by sub-custodian banks under certain arrangements.

                             INDEPENDENT ACCOUNTANTS

         The financial statements for the fiscal year ended August 31, 1996 for the Portfolios which appear in this Statement of Additional Information, and the related financial highlights for the fiscal year ended August 31, 1996 which appear in the Prospectus have been included herein and in the Prospectus in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Portfolios, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP provides the Portfolios with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser or administrator. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Portfolios' distributor or affiliates of the distributor. Chase will not invest any Portfolio assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Portfolio. Chase has informed the Portfolios that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Portfolios should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

              Description of Shares, Voting Rights and Liabilities

         Mutual Fund Variable Annuity Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust currently consists of six Portfolios of shares of beneficial interest (par value $0.001 per share). The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. To the extent required by applicable law, shares of the Portfolios held by Accounts will be voted at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Portfolios. Shares for which no instructions have been received will be voted in the same proportion as shares for which instructions have been received. The Trust does not hold regular meetings of shareholders.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each Portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid-and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

         Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with the personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                                Principal Holders


     As of November 30, 1995, 100% of each of the Portfolios were beneficially owned by Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

page 8   Growth & Income Portfolio
         Portfolio of Investments August 31, 1996


Shares                                  Issuer                                      Value
------                                  ------                                    ---------
          LONG-TERM INVESTMENTS--88.8%
            COMMON STOCK--85.3%
1.6%        AEROSPACE
2,100       ALLIED-SIGNAL, INC.                                                   $ 129,675
                                                                                  ---------
1.6%      AGRICULTURAL
2,900       CASE CORP.                                                              131,950
                                                                                  ---------
1.0%      AIRLINES
700         AMR CORP. *                                                              57,400
1,100       CONTINENTAL AIRLINES, INC., CLASS B,*                                    24,888
                                                                                  ---------
                                                                                     82,288
                                                                                  ---------
0.9%      AUTOMOTIVE
1,400       GENERAL MOTORS                                                           69,650
                                                                                  ---------
  6.4%    BANKING
3,400       BANK OF BOSTON CORP.                                                    179,350
600         CITICORP                                                                 49,950
2,000       COMMONWEALTH BANK OF AUSTRALIA, ADR# (AUSTRALIA)                         32,250
4,800       NATIONAL CITY CORP.                                                     180,600
900         NATIONSBANK CORP.                                                        76,613
                                                                                  ---------
                                                                                    518,763
                                                                                  ---------
2.8%      CHEMICALS
1,100       CABOT CORP.                                                              30,250
700         DOW CHEMICAL CO.                                                         55,825
1,700       DUPONT (EI) DE NEMOURS                                                  139,613
                                                                                  ---------
                                                                                    225,688
                                                                                  ---------
4.5%      COMPUTERS/COMPUTER HARDWARE
2,200       COMPAQ COMPUTER*                                                       124,574
700         GATEWAY 2000 INC.*                                                       31,194
1,500       INTERNATIONAL BUSINESS MACHINES CORP.                                   171,563
900         SOLECTRON CORP.*                                                         33,638
                                                                                  ---------
                                                                                    360,969
                                                                                  ---------
8.3%      CONSUMER PRODUCTS
2,400       AVON PRODUCTS, INC.                                                     114,900
4,800       BLACK & DECKER CORP.                                                    189,600
4,000       FIRST BRANDS CORP.                                                       91,000
700         NIKE, INC., CLASS B                                                      75,600
1,200       PHILIP MORRIS COMPANIES, INC.                                           107,700
1,000       PROCTER & GAMBLE CO.                                                     88,875
                                                                                  ---------
                                                                                    667,675
                                                                                  ---------
0.3%      DIVERSIFIED
700         HARNISCHFEGER INDUSTRIES, INC.                                           26,425
                                                                                  ---------
2.9%      ELECTRONICS/ELECTRICAL EQUIPMENT
1,600       INTEL CORP.                                                             127,700
1,800       TERADYNE INC.*                                                           27,900
1,700       TEXAS INSTRUMENTS                                                        79,475
                                                                                  ---------
                                                                                    235,075
                                                                                  ---------
2.3%      ENTERTAINMENT/LEISURE
6,500       CARNIVAL CORP., CLASS A                                                 183,625
                                                                                  ---------
3.8%      FINANCIAL SERVICES
1,800       FEDERAL HOME LOAN MORTGAGE CORP.                                      $ 159,075
4,200       GREEN TREE FINANCIAL CORP.                                              145,950
                                                                                  ---------
                                                                                    305,025
                                                                                  ---------
2.9%      FOOD/BEVERAGE PRODUCTS
1,400       COCA-COLA ENTERPRISES, INC.                                              56,525
2,700       PEPSICO., INC.                                                           77,625
700         UNILEVER NV, ADR (NETHERLANDS)                                          100,450
                                                                                  ---------
                                                                                    234,600
                                                                                  ---------
4.0%      HEALTH CARE
3,300       COLUMBIA/HCA HEALTHCARE CORP.                                           186,038
1,400       HEALTHSOUTH CORP.*                                                       45,325
900         MEDTRONIC, INC.                                                          46,800
1,700       ORNDA HEALTHCORP *                                                       43,775
                                                                                  ---------
                                                                                    321,938
                                                                                  ---------
2.4%      INSURANCE
1,600       ALLSTATE CORP.                                                           71,400
1,200       AMERICAN BANKERS INSURANCE GROUP, INC.                                   57,000
800         MID OCEAN, LTD. (BERMUDA)                                                33,100
500         TRANSATLANTIC HOLDINGS, INC.                                             34,688
                                                                                  ---------
                                                                                    196,188
                                                                                  ---------
5.3%      MANUFACTURING
2,400       INGERSOLL-RAND CO.                                                      102,600
1,700       JOHNSON CONTROLS                                                        119,850
1,100       KENNAMETAL INC.                                                          34,100
3,700       PARKER HANNIFIN CORP.                                                   144,300
1,000       PENTAIR, INC.                                                            27,250
                                                                                  ---------
                                                                                    428,100
                                                                                  ---------
2.1%      METALS/MINING
2,200       ALUMINUM CO. OF AMERICA (ALCOA)                                         136,675
1,100       INCO, LTD. (CANADA)                                                      35,475
                                                                                  ---------
                                                                                    172,150
                                                                                  ---------
1.0%      OFFICE/BUSINESS EQUIPMENT
1,400       XEROX CORP.                                                              76,825
                                                                                  ---------
8.2%      OIL & GAS
500         BRITISH PETROLEUM PLC, ADR (UNITED KINGDOM)                              58,874
1,400       HALLIBURTON COMPANY                                                      73,675
1,200       MOBIL CORP.                                                             135,300
2,300       PANENERGY CORP.                                                          76,188
1,400       TEXACO, INC.                                                            124,250
1,500       TIDEWATER, INC.                                                          57,563
2,700       WILLIAMS COMPANIES, INC.                                                134,663
                                                                                  ---------
                                                                                    660,513
                                                                                  ---------
1.0%      PAPER/FOREST PRODUCTS
800         BOISE CASCADE CORP.                                                      27,000
900         WILLAMETTE INDUSTRIES                                                    55,575
                                                                                  ---------
                                                                                     82,575
                                                                                  ---------

                       See notes to financial statements.

                                            Growth & Income Portfolio     page 9
                             Portfolio of Investments August 31, 1996

Shares                                  Issuer                                      Value
------                                  ------                                    ----------
3.8%      PHARMACEUTICALS
1,400       AMERICAN HOME PRODUCTS CORP.                                          $  82,950
1,500       GLAXO WELLCOME PLC (UNITED KINGDOM)                                      42,750
3,600       JOHNSON & JOHNSON                                                       177,300
                                                                                  ---------
                                                                                    303,000
                                                                                  ---------
0.9%      PRINTING & PUBLISHING
2,300       NEW YORK TIMES COMPANY, CLASS A,                                         71,875
                                                                                  ---------
1.5%      RESTAURANTS/FOOD SERVICE
6,000       WENDY'S INTERNATIONAL, INC.                                             121,500
                                                                                  ---------
5.1%      RETAILING
2,100       FEDERATED DEPARTMENT STORES, INC.*                                       72,713
5,300       GAP, INC.                                                               185,500
3,700       KROGER CO.*                                                             156,788
                                                                                  ---------
                                                                                    415,001
                                                                                  ---------
1.4%      SHIPPING/TRANSPORTATION
2,300       CSX CORP.                                                               116,438
                                                                                  ---------
4.7%      TELECOMMUNICATIONS
3,300       BELLSOUTH CORP.                                                         119,625
700         CINCINNATTI BELL, INC.                                                   33,425
3,700       SPRINT CORP.                                                            150,313
3,300       TELEFONAKTIEBOLAGET LM ERICSSON, SP, ADR (SWEDEN)                        76,106
                                                                                  ---------
                                                                                    379,469
                                                                                  ---------
4.6%      UTILITIES
2,400       CMS ENERGY CORP.                                                         71,700
4,300       FPL GROUP INC.                                                          190,270
1,600       SIERRA PACIFIC RESOURCES                                                 40,800
1,700       TEXAS UTILITIES CO.                                                      69,700
                                                                                  ---------
                                                                                    372,470
                                                                                  ---------
          TOTAL COMMON STOCK (COST $6,550,813)                                    6,889,450
                                                                                  ---------
          CONVERTIBLE PREFERRED STOCK--2.2%
          CONSUMER PRODUCTS
8,500       RJR NABISCO HOLDINGS CORP. $0.6012, SER. C                               45,687

          OIL & GAS
1,800       ENRON CORP., 6.25% EXCHANGE NOTES, 12/13/98, ACES,                       43,875

          PAPER/FOREST PRODUCTS
800         INTERNATIONAL PAPER CAPITAL CORP., 5.25% #                               37,037

          RETAILING
300         TJX COMPANIES, $7.00,11/17/98, SER. E                                    54,600
                                                                                  ---------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (COST $187,290)                                                           181,199
                                                                                  ---------

PRINCIPAL
 AMOUNT
---------
           CONVERTIBLE CORPORATE BONDS & NOTES--1.3%
           INSURANCE
$30,000      AMERICAN TRAVELLERS CORP., 6.5%, DUE 10/1/05                        $   63,788
             RETAILING
40,000       WABAN INC., 6.5%, DUE 7/1/02                                            42,800
                                                                                  ---------
           TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (COST $69,083)                 106,588
                                                                                  ---------
           TOTAL LONG-TERM INVESTMENTS
             (COST $6,807,186)                                                    7,177,237
                                                                                  ---------
           SHORT-TERM INVESTMENTS--11.0%
           COMMERCIAL PAPER
886,000      HOUSEHOLD FINANCE CORP., 5.2%, DUE 9/3/96
             (COST $886,000)                                                        886,000
                                                                                  ---------
99.8%      TOTAL INVESTMENTS
           (COST $7,693,186)                                                     $8,063,237
                                                                                 ==========

                       See notes to financial statements.


page 10    Capital Growth Portfolio
           Portfolio of Investments August 31, 1996

Shares                                  Issuer                                      Value
------                                  ------                                    ---------
           LONG-TERM INVESTMENTS--74.0%
           COMMON STOCK--74.0%
1.6%        AGRICULTURAL PRODUCTION/SERVICES
5,400       AGCO CORP.                                                             $127,575
                                                                                  ---------
1.4%       AIRLINES
5,000       CONTINENTAL AIRLINES, INC., CLASS B,*                                   113,125
                                                                                  ---------
1.1%       BANKING
2,000       STANDARD FEDERAL BANCORP.                                                83,750
                                                                                  ---------
1.7%       CHEMICALS
5,000       CABOT CORP.                                                             137,500
                                                                                  ---------
3.7%       COMPUTER SOFTWARE
2,300       REYNOLDS & REYNOLDS, INC., CLASS A                                      115,288
5,000       WIND RIVER SYSTEMS*                                                     173,750
                                                                                  ---------
                                                                                    289,038
                                                                                  ---------
3.7%       COMPUTERS/COMPUTER HARDWARE
4,000       GATEWAY 2000 INC.,*                                                     178,250
3,000       SOLECTRON CORP.*                                                        112,125
                                                                                  ---------
                                                                                    290,375
                                                                                  ---------
9.5%       CONSUMER PRODUCTS
6,000       ADT LTD. *                                                              117,750
2,400       DANAHER CORP.                                                            99,600
5,500       FIRST BRANDS CORP.                                                      125,125
6,000       FURNITURE BRANDS INTERNATIONAL, INC.*                                    72,000
1,500       LANCASTER COLONY CORP.                                                   54,563
3,000       OAKLEY, INC. *                                                          123,000
5,000       WATERS CORP.*                                                           156,875
                                                                                  ---------
                                                                                    748,913
                                                                                  ---------
1.4%       DIVERSIFIED
3,000       HARNISCHFEGER INDUSTRIES, INC.                                          113,250
                                                                                  ---------
4.2%       ELECTRONICS / ELECTRICAL EQUIPMENT
4,000       ATMEL CORP.*                                                            103,500
5,000       ESTERLINE TECHNOLOGIES CORP.*                                           103,125
8,000       TERADYNE INC,*                                                          124,000
                                                                                  ---------
                                                                                    330,625
                                                                                  ---------
2.4%       ENTERTAINMENT/LEISURE
7,000       BALLY ENTERTAINMENT CORP. *                                             190,750
                                                                                  ---------
5.3%       FINANCIAL SERVICES
3,000       ADVANTA CORP., CLASS A                                                  146,625
3,000       AT&T CAPITAL CORP.                                                      133,875
4,000       GREEN TREE FINANCIAL CORP.                                              139,000
                                                                                  ---------
                                                                                    419,500
                                                                                  ---------
2.0%       FOOD/BEVERAGE PRODUCTS
4,000       COCA-COLA ENTERPRISES, INC.                                             161,500
                                                                                  ---------
4.1%       HEALTH CARE
5,000       ASSISTED LIVING CONCEPTS*                                                97,500
5,000       ORNDA HEALTHCORP *                                                      128,750
3,000       PHYCOR, INC.*                                                            98,250
                                                                                  ---------
                                                                                    324,500
                                                                                  ---------
1.4%       HOMEBUILDERS
10,000      PACIFIC GREYSTONE CORP.*                                                108,750
                                                                                  ---------

0.7%       HOTELS/OTHER LODGING
2,000       BRISTOL HOTEL CO.*                                                     $ 54,750
                                                                                  ---------
4.6%       INSURANCE
3,500       MID OCEAN, LTD. (BERMUDA)                                               144,812
1,900       RELIASTAR FINANCIAL CORP.                                                83,837
2,000       TRANSATLANTIC HOLDINGS, INC.                                            138,750
                                                                                  ---------
                                                                                    367,399
                                                                                  ---------
4.5%       MANUFACTURING
3,500       KENNAMETAL INC.                                                         108,500
4,000       PENTAIR, INC.                                                           109,000
3,500       UCAR INTERNATIONAL, INC.*                                               136,500
                                                                                  ---------
                                                                                    354,000
                                                                                  ---------
1.7%       METALS/MINING
4,000       ALUMAX, INC. *                                                          132,000
                                                                                  ---------
3.7%       OIL & GAS
4,000       SMITH INTERNATIONAL *                                                   139,000
4,000       TIDEWATER, INC.                                                         153,500
                                                                                  ---------
                                                                                    292,500
                                                                                  ---------
1.5%       PAPER/FOREST PRODUCTS
3,500       BOISE CASCADE CORP.                                                     118,125
                                                                                  ---------
2.4%       PHARMACEUTICALS
4,000       PAREXEL INTERNATIONAL CORP.*                                            194,000
                                                                                  ---------
1.6%       PROFESSIONAL SERVICES
4,500       OLSTEN CORP.                                                            125,437
                                                                                  ---------
1.8%       REAL ESTATE INVESTMENT TRUST
6,600       OASIS RESIDENTIAL, INC.                                                 144,375
                                                                                  ---------
1.3%       RESTAURANTS/FOOD SERVICE
5,000       WENDY'S INTERNATIONAL, INC.                                              101,250
                                                                                  ---------
2.3%       RETAILING
3,000       DILLARD DEPARTMENT STORES, INC., CLASS A                                 102,000
2,500       MSC INDUSTRIAL DIRECT CO., INC.*                                          79,375
                                                                                  ---------
                                                                                     181,375
                                                                                  ---------
1.4%       STEEL
3,000       AK STEEL HOLDING CORP.                                                   111,750
                                                                                  ---------
1.5%       TELECOMMUNICATIONS
2,500       CINCINNATI BELL, INC.                                                    119,375
                                                                                  ---------
1.5%       UTILITIES
3,300       PORTLAND GENERAL CORP.                                                   119,626
                                                                                  ---------
           TOTAL COMMON STOCK (COST $4,954,078)                                    5,855,113
                                                                                  ---------
Principal
 Amount
---------
           SHORT-TERM INVESTMENTS--29.0%
           COMMERCIAL PAPER
$1,788,000  HOUSEHOLD FINANCE CORP., 5.2%, DUE 9/3/96                              1,788,000
500,000     H. J. HEINZ CO., 5.27%, DUE 10/11/96                                     497,072
                                                                                  ---------
           (COST $2,285,072)                                                       2,285,072
                                                                                  ---------
103.0%     TOTAL INVESTMENTS
           (COST $7,239,150)                                                      $8,140,185
                                                                                  ==========

                       See notes to financial statements.

                                         International Equity Portfolio  page 11
                               Portfolio of Investments August 31, 1996


Shares                                  Issuer                                       Value
------                                  ------                                    ----------
           COMMON STOCK--88.5%
            ARGENTINA--0.5%
           BANKING
500         BANCO FRANCES DEL RIO DE LA PLATA SA, ADS *                            $ 11,500
           OIL & GAS
600         TRANSPORTADOR DE GAS DEL SUR, SA (TGS), ADR                               7,200
                                                                                  ----------
                                                                                     18,700
                                                                                  ----------
           AUSTRALIA--0.3%
           BROADCASTING
700         NEWS CORP. LTD.                                                           3,738
           ENTERTAINMENT/LEISURE
5,750       REEF CASINO TRUST*                                                        2,505
           METALS/MINING
4,000       MOUNT EDON GOLD MINES                                                     5,640
                                                                                  ----------
                                                                                     11,883
                                                                                  ----------
           AUSTRIA--1.6%
           STEEL
393         BOEHLER-UDDEHOLM AG                                                      30,678
           OIL & GAS
316         OMV AG                                                                   31,594
                                                                                  ----------
                                                                                     62,272
                                                                                  ----------
           BRAZIL--0.9%
           TELECOMMUNICATIONS
450         TELECOMUNICACOES BRASILEIROS SA, ADR                                     33,413
                                                                                  ----------
           CHILE--0.2%
           UTILITIES
300         CHILGENER SA, ADR                                                         6,975
                                                                                  ----------
           FRANCE--4.6%
           AUTOMOTIVE
195         EQUIPMENT ET COMPOSANTS POUR L'INDUSTRIE AUTOMOBILE                      26,229
           BROADCASTING & PUBLISHING
92          TV FRANCAISE                                                             10,518
           COMPUTER SOFTWARE
115         GROUP AXIME*                                                             13,467
           FINANCIAL SERVICES
173         CETELEM GROUP*                                                           36,205
           INSURANCE
875         AGF (ASSURANCES GENERALES DE FRANCE)                                     22,673
           OIL & GAS
324         TOTAL CIE FRANCAISE PETROLES, SER. B,                                    23,873
           PHARMACEUTICALS
91          ROUSSEL-UCLAF                                                            21,168
           UTILITIES
249         COMPAGNIE GENERALE DES EAUS                                              24,055
                                                                                  ----------
                                                                                    178,188
                                                                                  ----------
           GERMANY--6.4%
           BANKING
832         DEUTSCHE BANK AG                                                         41,166
           CAPITAL GOODS
81          MANNESMANN AG                                                            29,281

           GERMANY (cont'd)
           CONSUMER PRODUCTS
598         ADIDAS AG                                                              $ 51,513
926         PUMA AG                                                                  31,719
           INSURANCE
28          ALLIANZ AG HOLDING                                                       49,965
           PHARMACEUTICALS
340         SCHWARZ PHARMA AG                                                        24,697
           UTILITIES
460         VEBA GROUP PLC                                                           24,180
                                                                                  ----------
                                                                                    252,521
                                                                                  ----------
           HONG KONG--6.8%
           BANKING
3,000       GUOCO GROUP LTD*                                                         14,239
2,000       HANG SENG BANK LTD.                                                      20,499

           DIVERSIFIED
4,000       CITIC PACIFIC LTD.*                                                      17,589
8,000       FIRST PACIFIC COMPANY LTD.                                               12,985
3,000       HUTCHISON WHAMPOA                                                        18,158
1,200       JARDINE MATHESON HOLDINGS LTD., ADR                                       7,725
2,500       SWIRE PACIFIC, LTD., CLASS A*                                            22,228

           FINANCIAL SERVICES
1,800       HSBC HOLDINGS PLC*                                                       31,078

           REAL ESTATE
3,000       CHEUNG KONG (HOLDINGS) LTD.                                              21,048
12          HENDERSON CHINA HOLDING LTD.*                                                28
2,000       HENDERSON LAND DEVELOPMENT COMPANY, LTD.                                 15,649
3,000       HONG KONG LAND HOLDINGS LTD.                                              6,810
5,000       HYSAN DEVELOPMENT CO. LTD.                                               15,423
3,000       NEW WORLD DEVELOPMENT COMPANY, LTD.                                      14,550
6,000       NEW WORLD INFRASTRUCTURE LTD.*                                           14,123
14,000      SINO LAND CO.                                                            14,575
2,000       SUN HUNG KAI PROPERTIES LTD.                                             19,529
                                                                                  ----------
                                                                                    266,236
                                                                                  ----------
           INDIA--0.5%
           AUTOMOTIVE
350         TATA ENGINEERING & LOCOMOTIVE CO., LTD., GDR                              5,731
           HOTELS/OTHER LODGING
280         INDIAN HOTELS CO. LTD., GDR                                               7,315
           METALS/MINING
100         HINDALCO INDUSTRIES LTD., GDR                                             3,330
           UTILITIES
200         BSES LTD., GDR                                                            3,775
                                                                                  ----------
                                                                                     20,151
                                                                                  ----------
           INDONESIA--0.6%
           BANKING
3,750       PT LIPPO BANK (FOREIGN)                                                 5,766

                       See notes to financial statements.


page 12   International Equity Portfolio
          Portfolio of Investments August 31, 1996


Shares                                  Issuer                                       Value
------                                  ------                                    ----------
          INDONESIA (cont'd)
            CONSTRUCTION MATERIALS
1,500       PT SEMEN GRESIK (FOREIGN)                                             $    4,180
          CONSUMER PRODUCTS
1,500       PT GUDANG GARAM (FOREIGN)                                                  5,509
          DIVERSIFIED
7,000       PT BIMANTARA CITRA (FOREIGN)                                               7,175
                                                                                  ----------
                                                                                      22,630
                                                                                  ----------
          IRELAND--1.0%
          BANKING
5,538       BANK OF IRELAND                                                           40,696
                                                                                  ----------
          ITALY--3.1%
          FINANCIAL SERVICES
7,000       ISTITUTO MOBILIARE ITALIANO SPA                                           54,901
          OIL & GAS
7,500       SAIPEM SPA                                                                34,234
          UTILITIES
5,782       EDISON SPA                                                                31,285
                                                                                  ----------
                                                                                     120,420
                                                                                  ----------
          JAPAN--28.2%
          AUTOMOTIVE
1,000       HONDA MOTOR CO. LTD.*                                                     23,119
1,000       TOYOTA MOTOR CORP.                                                        24,132

          BANKING
1,000       BANK OF TOKYO-MITSUBISHI                                                  20,356
3,000       MITSUI TRUST & BANKING                                                    30,119
3,000       SUMITOMO TRUST & BANKING                                                  35,645

          BUSINESS SERVICES
2,000       RICOH CORP. LTD.                                                          19,527

          CHEMICALS
6,000       DAINIPPON INK & CHEMICAL INC.                                             26,195

          ELECTRONICS/ELECTRICAL EQUIPMENT
2,000       ALPS ELECTRIC CO. LTD.                                                    23,579
500         FANUC CO.                                                                 18,283
2,000       HITACHI LTD.                                                              18,384
300         KEYENCE CORP.                                                             38,132
500         MABUCHI MOTOR                                                             27,448
2,000       NIPPON SIGNAL CO.                                                         18,974
1,000       SHARP CORP.                                                               15,842
5,000       YASKAWA ELECTRICE CORP.*                                                  20,908

          ENGINEERING & CONSTRUCTION
2,000       KAJIMA CORP.                                                              17,942
3,000       NICHIEI CONSTRUCTION                                                      28,737

          MACHINERY & ENGINEERING EQUIPMENT
2,000       CKD CORP.                                                                 18,606
4,000       ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES                                      18,421
2,000       KOMATSU LTD.                                                              17,113
1,000       KOMORI CORP.                                                              22,198
3,000       MITSUBISHI HEAVY INDUSTRIES LTD.*                                         23,736

          JAPAN (cont'd)
2,000       MORI SEIKI                                                            $   33,158
3,000       NACHI-FUJIKOSHI CORP.*                                                    12,462
2,000       NTN CORP.                                                                 12,803
500         SMC CORP.                                                                 35,000

          MEDICAL DEVICES
4,000       SHIMADZU CORP.                                                            24,021

          METALS/MINING
6,000       SHOWA ALUMINUM CORP.                                                      35,369

          PACKAGING
5,000       TOMOKU CO. LTD.                                                           27,125

          PAPER/FOREST PRODUCTS
2,000       MITSUBISHI PAPER MILLS                                                    10,555

          PRINTING & PUBLISHING
1,000       DAI NIPPON PRINTING CO. LTD.                                              17,592

          REAL ESTATE
2,000       DAIBIRU CORP.                                                             25,974
3,000       HANKYU REALTY                                                             29,014
1,000       MITSUBISHI ESTATE CO., LTD.                                               12,250
1,000       MITSUI FUDOSAN                                                            12,342

          RETAILING
1,000       ISETAN                                                                    13,632
1,000       MR. MAX                                                                   17,684
4,000       TOKYU DEPARTMENT STORE                                                    24,095

          SHIPPING/TRANSPORTATION
4,000       HITACHI TRANSPORT SYSTEM                                                  40,527
4,000       MITSUI O.S.K. LINES LTD.*                                                 12,011
5,000       NAGOYA RAILROAD CO., LTD.                                                 23,395
3,000       NANKAI ELECTRIC RAILWAY                                                   18,044
3,000       NAVIX LINE*                                                                7,626
3,000       TOKYU CORP.                                                               19,729

          STEEL
4,000       NKK CORP.*                                                                10,574
3,000       YAMATO KOGYO CO., LTD.                                                    32,329

          TELECOMMUNICATIONS
2,000       TAMURA ELECTRIC WORKS                                                     17,316

          TEXTILES/APPAREL
1,000       TOKYO STYLE                                                               16,027

          WAREHOUSING
4,000       SUMITOMO WAREHOUSE                                                        26,379

          WHOLESALING
4,000       ITOCHU CORP.                                                              24,279
                                                                                    --------
                                                                                   1,098,708
                                                                                    --------
          MALAYSIA--2.8%
          AGRICULTURE
3,000       KUMPULAN GUTHRIE BHD                                                       4,813

          AUTOMOTIVE
7,000       TRACTORS MALAYSIA HOLDINGS BHD                                            15,161

                       See notes to financial statements.


                                         International Equity Portfolio  page 13
                               Portfolio of Investments August 31, 1996


Shares                                  Issuer                                       Value
------                                  ------                                    ----------
          MALAYSIA (cont'd)
          CONSTRUCTION/CONSTRUCTION MATERIALS
4,000       KEDAH CEMENT HOLDINGS, BHD                                             $  7,155
6,000       SUNWAY BUILDING TECHNOLOGY BHD                                           15,040
2,000       SUNGEI WAY HOLDINGS BHD                                                  10,107
          DIVERSIFIED
7,000       WESTMONT BHD                                                             12,409
          ELECTRONICS/ELECTRICAL EQUIPMENT
4,000       LEADER UNIVERSAL HOLDINGS BHD                                             8,663
          ENGINEERING/CONSTRUCTION
2,500       EKRAN BHD                                                                10,628
5,000       PILECON ENGINEERING BHD                                                   6,136
          TELECOMMUNICATIONS
4,000       FCW HOLDINGS BHD                                                         10,428
1,000       TELEKOM MALAYSIA BHD                                                      8,824
                                                                                    --------
                                                                                    109,364
                                                                                    --------
          MEXICO--0.5%
          DIVERSIFIED
2,074       ALFA, SA DE C.V., CLASS A                                                 9,095
          HOMEBUILDERS
500         CORPORACION GEO, SA DE C.V., SER. B, ADR                                 10,077
                                                                                    --------
                                                                                     19,172
                                                                                    --------
          NETHERLANDS--2.8%
          CHEMICALS
326         AKZO NOBEL                                                               37,979
640         CSM NV, N.R. CERTIFICATE                                                 31,269
          PRINTING & PUBLISHING
2,252       VERENIGDE NEDERLANDSE UITGEVERSBEDRIJVAN
            VERENIGD BEZIT (VNU)                                                     39,170
                                                                                    --------
                                                                                    108,418
                                                                                    --------
          PHILIPPINES--0.9%
          BANKING
250         METROPOLITAN BANK & TRUST CO.                                             5,973
          DIVERSIFIED
24,200      METRO PACIFIC CORP.                                                       7,401
          ELECTRONICS/ELECTRICAL EQUIPMENT
4,600       IONICS CIRCUIT INC                                                        3,912
          REAL ESTATE
6,150       AYALA LAND, INC., CLASS B,                                                7,876
7,700       FILINVEST DEVELOPMENT CORP.                                               3,753
          TELECOMMUNICATIONS
5,600       PHILIPINO TELEPHONE CORP.*                                                7,385
                                                                                    --------
                                                                                     36,300
                                                                                    --------
          PORTUGAL--1.0%
          TELECOMMUNICATIONS
1,456       PORTUGAL TELECOM SA*                                                     39,009
                                                                                    --------
          SINGAPORE--0.9%
          AIRLINES
1,000       SINGAPORE AIRLINES LTD.                                                  10,592

          SINGAPORE (cont'd)
          BANKING
1,000       OVERSEAS CHINESE BANKING CORP.                                         $ 12,014
          SHIPPING/TRANSPORTATION
12,000      COMFORT GROUP LTD.                                                       11,431
                                                                                    --------
                                                                                     34,037
                                                                                    --------
          SPAIN--2.1%
          CONSUMER PRODUCTS
1,000       TABACALERA SA, CLASS A                                                   40,790
          RETAILING
1,690       CENTROS COMERCIALES PRYCA, SA                                            40,956
                                                                                    --------
                                                                                     81,746
                                                                                    --------
          SWEDEN--1.2%
          MACHINERY & ENGINEERING EQUIPMENT
2,688       SVEDALA INDUSTRI AB-FREE                                                 46,335
                                                                                    --------
          SWITZERLAND--5.2%
          BANKING
343         SCHWEIZERISCHER BANKVEREIN, REGISTERED SHARES                            66,992
          PHARMACEUTICALS
50          CIBA-GEIGY AG, REGISTERED SHARES                                         63,294
61          SANDOZ AG                                                                72,376
                                                                                    --------
                                                                                    202,662
                                                                                    --------
          THAILAND--1.0%
          BANKING
1,800       KRUNG THAI BANK LTD., (FOREIGN)                                           7,755
          ENTERTAINMENT/LEISURE
800         GRAMMY ENTERTAINMENT PUBLIC CO. (FOREIGN)                                10,498
          TELECOMMUNICATIONS
600         LOXLEY COMPANY LTD (FOREIGN)                                              7,162
          UTILITIES
2,000       COGENERATION PUBLIC CO., LTD. (FOREIGN)                                   8,221
2,500       ELECTRICITY GENERATING PUBLIC COMPANY LTD. (FOREIGN)                      7,411
                                                                                    --------
                                                                                     41,047
                                                                                    --------
          UNITED KINGDOM--15.4%
          AIRLINES
3,298       BRITISH AIRPORT AUTHORITY PLC                                            24,802
          AUTOMOTIVE (RETAILING)
1,792       LEX SERVICE PLC                                                          10,843
          BANKING
2,638       BARCLAYS PLC                                                             37,492
3,081       NATIONAL WESTMINSTER BANK                                                31,914
          BROADCASTING
7,111       GENERAL CABLE PLC                                                        19,790
          CHEMICALS
2,826       BTP PLC                                                                  13,255

                       See notes to financial statements.


Shares                                  Issuer                                       Value
------                                  ------                                    ----------
          UNITED KINGDOM (cont'd)
          CONSTRUCTION
1,917       BERKELEY GROUP PLC                                                    $   17,429
          CONSTRUCTION MATERIALS
2,912       MEYER INTERNATIONAL PLC                                                   18,325
          DIVERSIFIED
5,865       COOKSON GROUP PLC                                                         23,429
          ELECTRONICS/ELECTRICAL EQUIPMENT
3,143       CHUBB SECURITY PLC                                                        15,725
          ENGINEERING SERVICES
14,010      SENIOR ENGINEERING GROUP PLC                                              23,109
          FOOD/BEVERAGE PRODUCTS
4,353       ALLIED DOMECQ PLC                                                         31,273
          HOTELS/OTHER LODGING
9,096       JARVIS HOTELS PLC*                                                        23,110
          INSURANCE
1,371       LLOYDS ABBEY LIFE GROUP                                                   12,818
4,582       PRUDENTIAL CORP. PLC                                                      30,984
          MACHINERY & ENGINEERING EQUIPMENT
2,988       POWERSCREEN INTERNATIONAL PLC                                             24,433
          MEDIA/ADVERTISING
3,589       WPP GROUP PLC                                                             12,934
          OIL & GAS
3,309       SHELL TRANSPORT & TRADING PLC                                             48,166
          PRINTING & PUBLISHING
3,842       MIRROR GROUP PLC                                                          11,864
          REAL ESTATE
2,857       LAND SECURITIES PLC                                                       30,442
          RETAILING
2,902       GREAT UNIVERSAL STORES PLC                                                29,560
6,036       SAFEWAY PLC                                                               32,087
          SHIPPING/TRANSPORTATION
2,072       PENINSULAR & ORIENT STEAM NAVIGATION CO.                                  16,635
          UTILITIES
1,368       EAST MIDLANDS ELECTRICITY PLC                                             12,320
1,603       LONDON ELECTRICITY PLC                                                    15,799
5,278       NATIONAL POWER PLC                                                        21,703
1,062       SOUTHERN ELECTRICITY PLC                                                  11,150
                                                                                    --------
                                                                                     601,391
                                                                                    --------
          TOTAL COMMON STOCK
          (COST $3,452,478)                                                        3,452,274
                                                                                    --------

          PREFERRED STOCK--0.0%
          MALAYSIA--
          CONSTRUCTION
4,000       SUNWAY BUILDING TECHNOLOGY, BHD, LOAN STOCK                           $    1,275
                                                                                    --------
          (COST $1,284)
          WARRANTS--0.1%
          MALAYSIA --
            AGRICULTURE
11,750      INDUSTRIAL OXYGEN INC., BHD                                                1,084
          CONSTRUCTION
1,600       SUNWAY BUILDING TECHNOLOGY, BHD, EXPIRE 7/30/01                            1,591
                                                                                    --------
          TOTAL WARRANTS
          (COST $1,065)                                                                2,675
                                                                                    --------
88.6%     TOTAL LONG-TERM INVESTMENTS
          (COST $3,454,827)                                                        3,456,224
                                                                                    --------
Principal
Amount(USD)
-----------
            SHORT-TERM INVESTMENTS--4.7%
            COMMERCIAL PAPER
$175,000    HOUSEHOLD FINANCE CORP., 5.20%, 09/03/96                                 175,000
                                                                                    --------
            U.S. GOVERNMENT OBLIGATIONS
10,000      U.S. TREASURY BILL, 11/14/96                                               9,895
                                                                                    --------
            TOTAL SHORT-TERM INVESTMENTS
            (COST $184,895)                                                          184,895
                                                                                    --------
            TOTAL INVESTMENTS--93.3%
            (COST $3,639,722)                                                     $3,641,119
                                                                                  ==========

                       See notes to financial statements.


                                             Asset Allocation Portfolio  page 15
                                Portfolio of Investment August 31, 1996


Shares                                  Issuer                                       Value
------                                  ------                                    ----------
          LONG-TERM INVESTMENTS--81.8%
          COMMON STOCK--48.3%
1.1%      AEROSPACE
700         ALLIED-SIGNAL, INC.                                                    $ 43,225
0.9%      AGRICULTURAL
800         CASE CORP.                                                               36,400
0.5%      AIRLINES
200         AMR CORP. *                                                              16,400
200         CONTINENTAL AIRLINES, INC., CLASS B,*                                     4,525
                                                                                    --------
                                                                                     20,925
                                                                                    --------
0.5%      AUTOMOTIVE
400         GENERAL MOTORS                                                           19,900
3.8%      BANKING
1,100       BANK OF BOSTON CORP.                                                     58,025
200         CITICORP                                                                 16,650
1,000       COMMONWEALTH BANK OF AUSTRALIA, ADR# (AUSTRALIA)                         16,125
1,200       NATIONAL CITY CORP.                                                      45,150
200         NATIONSBANK CORP.                                                        17,025
                                                                                    --------
                                                                                    152,975
                                                                                    --------
1.4%      CHEMICALS
300         CABOT CORP.                                                               8,250
100         DOW CHEMICAL CO.                                                          7,975
500         DUPONT (EI) DE NEMOURS                                                   41,063
                                                                                    --------
                                                                                     57,288
                                                                                    --------
2.7%      COMPUTERS/COMPUTER HARDWARE
600         COMPAQ COMPUTER*                                                         33,975
200         GATEWAY 2000 INC.,*                                                       8,913
500         INTERNATIONAL BUSINESS MACHINES CORP.                                    57,188
300         SOLECTRON CORP.*                                                         11,212
                                                                                    --------
                                                                                    111,288
                                                                                    --------
4.8%      CONSUMER PRODUCTS
700         AVON PRODUCTS, INC.                                                      33,512
1,300       BLACK & DECKER CORP.                                                     51,350
1,100       FIRST BRANDS CORP.                                                       25,025
200         NIKE, INC., CLASS B,                                                     21,600
400         PHILIP MORRIS COMPANIES, INC.                                            35,900
300         PROCTER & GAMBLE CO.                                                     26,663
                                                                                    --------
                                                                                    194,050
                                                                                    --------
0.2%      DIVERSIFIED
200         HARNISCHFEGER INDUSTRIES, INC.                                            7,550
                                                                                    --------
1.5%      ELECTRONICS / ELECTRICAL EQUIPMENT
400         INTEL CORP.                                                              31,925
500         TERADYNE INC,*                                                            7,750
500         TEXAS INSTRUMENTS                                                        23,375
                                                                                    --------
                                                                                     63,050
                                                                                    --------
1.3%      ENTERTAINMENT/LEISURE
1,800       CARNIVAL CORP., CLASS A                                                  50,850
                                                                                    --------
2.1%      FINANCIAL SERVICES
500         FEDERAL HOME LOAN MORTGAGE CORP.                                       $ 44,188
1,200       GREEN TREE FINANCIAL CORP.                                               41,700
                                                                                    --------
                                                                                     85,888
                                                                                    --------
1.8%      FOOD/BEVERAGE PRODUCTS
500         COCA-COLA ENTERPRISES, INC.                                              20,187
800         PEPSICO., INC.                                                           23,000
200         UNILEVER NV, ADR (NETHERLANDS)                                           28,700
                                                                                    --------
                                                                                     71,887
                                                                                    --------
2.5%      HEALTH CARE
1,000       COLUMBIA/HCA HEALTHCARE CORP.                                            56,375
500         HEALTHSOUTH CORP.*                                                       16,187
300         MEDTRONIC, INC.                                                          15,600
500         ORNDA HEALTHCORP *                                                       12,875
                                                                                    --------
                                                                                    101,037
                                                                                    --------
1.2%      INSURANCE
400         ALLSTATE CORP.                                                           17,850
300         AMERICAN BANKERS INSURANCE GROUP, INC.                                   14,250
200         MID OCEAN, LTD. (BERMUDA)                                                 8,275
100         TRANSATLANTIC HOLDINGS, INC.                                              6,937
                                                                                    --------
                                                                                     47,312
                                                                                    --------
3.0%      MANUFACTURING
800         INGERSOLL-RAND CO.                                                       34,200
400         JOHNSON CONTROLS                                                         28,200
300         KENNAMETAL INC.                                                           9,300
1,100       PARKER HANNIFIN CORP.                                                    42,900
300         PENTAIR, INC.                                                             8,175
                                                                                    --------
                                                                                    122,775
                                                                                    --------
1.2%      METALS/MINING
600         ALUMINUM CO. OFAMERICA (ALCOA)                                           37,275
300         INCO, LTD. (CANADA)                                                       9,675
                                                                                    --------
                                                                                     46,950
                                                                                    --------
0.5%      OFFICE/BUSINESS EQUIPMENT
400         XEROX CORP.                                                              21,950
                                                                                    --------
4.4%      OIL & GAS
100         BRITISH PETROLEUM PLC, ADR (UNITED KINGDOM)                              11,775
400         HALLIBURTON COMPANY                                                      21,050
300         MOBIL CORP.                                                              33,825
600         PANENERGY CORP.                                                          19,875
400         TEXACO, INC.                                                             35,500
400         TIDEWATER, INC.                                                          15,350
800         WILLIAMS COMPANIES, INC.                                                 39,900
                                                                                    --------
                                                                                    177,275
                                                                                    --------
0.6%      PAPER/FOREST PRODUCTS
200         BOISE CASCADE CORP.                                                       6,750
300         WILLAMETTE INDUSTRIES                                                    18,525
                                                                                    --------
                                                                                     25,275
                                                                                    --------

                       See notes to financial statements.


page 16  Allocation Portfolio
         Portfolio of Investments August 31, 1996

Shares                                  Issuer                                       Value
------                                  ------                                    ----------
2.0%       PHARMACEUTICALS
400         AMERICAN HOME PRODUCTS CORP.                                          $   23,700
400         GLAXO WELLCOME PLC (UNITED KINGDOM)                                       11,400
900         JOHNSON & JOHNSON                                                         44,325
                                                                                    --------
                                                                                      79,425
                                                                                    --------
0.5%       PRINTING & PUBLISHING
700         NEW YORK TIMES COMPANY, CLASS A,                                          21,875
                                                                                    --------
0.9%       RESTAURANTS/FOOD SERVICE
1,700       WENDY'S INTERNATIONAL, INC.                                               34,425
                                                                                    --------
2.8%       RETAILING
600         FEDERATED DEPARTMENT STORES, INC.*                                        20,775
1,400       GAP, INC.                                                                 49,000
1,000       KROGER CO.*                                                               42,375
                                                                                    --------
                                                                                     112,150
                                                                                    --------
0.9%       SHIPPING/TRANSPORTATION
700         CSX CORP.                                                                 35,437
                                                                                    --------
2.6%       TELECOMMUNICATIONS
900         BELLSOUTH CORP.                                                           32,625
200         CINCINNATI BELL, INC.                                                      9,550
1,000       SPRINT CORP.                                                              40,625
900         TELEFONAKTIEBOLAGET LM ERICSSON, SP, ADR (SWEDEN)                         20,756
                                                                                    --------
                                                                                     103,556
                                                                                    --------
2.6%       UTILITIES
700         CMS ENERGY CORP.                                                          20,912
1,200       FPL GROUP INC.                                                            53,100
400         SIERRA PACIFIC RESOURCES                                                  10,200
500         TEXAS UTILITIES CO.                                                       20,500
                                                                                    --------
                                                                                     104,712
                                                                                    --------
           TOTAL COMMON STOCK
           (COST $1,828,397)                                                       1,949,430
                                                                                    --------
           CONVERTIBLE PREFERRED STOCK--1.3%
           CONSUMER PRODUCTS
2,400       RJR NABISCO HOLDINGS CORP. $0.6012, SER. C                                12,900
           OIL & GAS
800         ENRON CORP., 6.25% EXCHANGE NOTES, 12/13/98, ACES,                        19,500
            PAPER/FOREST PRODUCTS
400         INTERNATIONAL PAPER CAPITAL CORP., 5.25% #                                18,518
                                                                                    --------
           TOTAL CONVERTIBLE PREFERRED STOCK (COST $53,420)                           50,918
                                                                                    --------

Principal
 Amount                                  Issuer                                      Value
--------                                 ------                                   ----------
           CORPORATE BONDS & NOTES--5.3%
           AEROSPACE
$100,000    LOCKHEED MARTIN CORP., 7.45%, DUE 6/15/04                             $  100,091
           FINANCE
100,000     GENERAL ELECTRIC CAPITAL CORP., MTN, 9.18%,
            DUE 12/30/08                                                             115,664
                                                                                    --------
           TOTAL CORPORATE BONDS & NOTES
           (COST $220,392)                                                           215,755
                                                                                    --------
           CONVERTIBLE CORPORATE BONDS & NOTES--1.6%
           INSURANCE
15,000      AMERICAN TRAVELLERS CORP., 6.50%, DUE 10/1/05                             31,894
           RETAILING
30,000      WABAN INC., 6.50%, DUE 7/1/02                                             32,100
                                                                                    --------
           TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (COST $44,312)                   63,994
                                                                                    --------
           U.S. GOVERNMENT OBLIGATIONS--19.0%
           U.S. TREASURY NOTES,
100,000     6.13%, DUE 9/30/00                                                        98,000
500,000     8.00%, DUE 5/15/01                                                       525,705
125,000     8.50%, DUE 2/15/20                                                       141,973
                                                                                    --------
                                                                                     765,678
                                                                                    --------
           U.S. GOVERNMENT AGENCY SPONSORED OBLIGATIONS--6.3%
250,000     FEDERAL HOME LOAN BANK,7.54%, DUE 2/13/98                                254,103
                                                                                    --------
           TOTAL U.S. GOVERNMENT AND AGENCY SPONSORED OBLIGATIONS
           (COST $1,038,240)                                                       1,019,781
                                                                                    --------

           TOTAL LONG-TERM INVESTMENTS
           (COST $3,184,761)                                                       3,299,878
                                                                                    --------
           SHORT-TERM INVESTMENTS--17.5%
            U.S. GOVERNMENT OBLIGATIONS
705,000     U.S. TREASURY BILL, DUE 9/5/96                                           704,803
                                                                                    --------
           (COST $704,803)
           TOTAL INVESTMENTS--99.3%
           (COST $3,889,564)                                                      $4,004,681
                                                                                  ==========

                       See notes to financial statements.


Treasury Income Portfolio
Portfolio of Investments August 31, 1996                                page 17

Principal
 Amount                                  Issuer                                      Value
---------                                ------                                   ----------
           LONG-TERM INVESTMENTS--77.6%
           U.S. GOVERNMENT OBLIGATIONS--27.5%
           U.S. TREASURY NOTES
$300,000    6.13%, DUE 09/30/00                                                   $  294,000
400,000     8.50% DUE 02/15/20                                                       454,312
60,000      U.S. TREASURY BOND, 10.75%, DUE 08/15/05                                  74,972
                                                                                    --------
                                                                                     823,284
                                                                                    --------
           U.S. GOVERNMENT AGENCY SPONSORED OBLIGATIONS--20.3%
200,000     FEDERAL FARM CREDIT BANK, MTN, 7.51%, DUE 02/13/98                       203,188
200,000     FEDERAL HOME LOAN BANK, 7.54%, DUE 02/13/98                              203,282
200,000     STUDENT LOAN MARKETING ASSOCIATION, DEBENTURE 7.00%, DUE 03/03/98        201,938
                                                                                    --------
                                                                                     608,408
                                                                                    --------
           COLLATERALIZED MORTGAGE OBLIGATIONS--29.8%
961,641     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, POOL #3547 6.50%, DUE
            03/15/24                                                                 890,413
            TOTAL LONG-TERM INVESTMENTS
            (COST $2,350,737)                                                      2,322,105
                                                                                    --------
           SHORT-TERM INVESTMENTS--20.3%
            U.S. GOVERNMENT OBLIGATIONS
            U.S. TREASURY BILLS
300,000     4.99%, DUE 11/21/96                                                      296,632
320,000     5.07%, DUE 02/20/97                                                      312,248
                                                                                    --------
           (COST $608,880)                                                           608,880
                                                                                    --------
97.9%      TOTAL INVESTMENTS--97.9%
           (COST $2,959,617)                                                      $2,930,985
                                                                                  ==========

Money Market Portfolio
Portfolio of Investments August 31, 1996

Principal
 Amount                                  Issuer                                      Value
--------                                 ------                                   ----------
           U.S. GOVERNMENT AGENCY SPONSORED OBLIGATIONS--64.1%
$945,000    FEDERAL FARM CREDIT BANK, DISCOUNT NOTE,
            5.16%, DUE 09/03/96                                                   $  944,730
950,000     FEDERAL HOME LOAN MORTGAGE CORP., DISCOUNT NOTE, 5.20%, DUE
            09/19/96                                                                 947,530
                                                                                    --------
                                                                                   1,892,260
                                                                                    --------
           CORPORATE BONDS & NOTES--16.2%
100,000     FORD MOTOR CREDIT CORP., 8.00%, DUE 12/01/96                             100,682
125,000     INTERNATIONAL LEASE FINANCE CORP., 7.90%, DUE 10/01/96                   125,198
250,000     NATIONS BANKCORP., 8.50%, DUE 11/01/96                                   251,055
                                                                                    --------
                                                                                     476,935
                                                                                    --------
19.3%      COMMERCIAL PAPER
100,000     ABBEY NATIONAL PLC, 5.30%, DUE 11/27/96 (UNITED KINGDOM)                  98,719
130,000     AI CREDIT CORP., 5.27%, DUE 09/18/96                                     129,676
100,000     EXPORT FINANCE & INSURANCE CORP., 5.31%, DUE 09/03/96                     99,970
101,000     MERRILL LYNCH & CO., INC., 5.27%, DUE 09/13/96                           100,823
140,000     OYSTER CREEK FUEL, 5.30%, DUE 09/05/96                                   139,916
                                                                                    --------
                                                                                     569,104
                                                                                    --------
99.6%      TOTAL INVESTMENTS--99.6%
           (COST $2,938,299)**                                                    $2,938,299
                                                                                    ========

** The cost of securities is substantially the same for federal income tax purposes.
Floating Rate Notes: The maturity date shown is the next interest rest date;
           the rate shown is the rate in effect at August 31, 1996.
            # = Security may only be sold to institutional buyers.
                     * = Non-income producing securities.
                   ACES = Automatic CM Exchange Securities
                      ADR = American Depository Receipt
                      ADS = American Depository Security
                            MTN = Medium Term Note


                       See notes to financial statements.

page 18    Statement of Assets and Liabilities
           August 31, 1996

                                                   Growth                                                   U.S.
                                                    and        Capital    International      Asset        Treasury         Money
                                                   Income       Growth        Equity      Allocation       Income          Market
                                                 Portfolio    Portfolio      Portfolio     Portfolio      Portfolio      Portfolio
                                                 ---------    ---------      ---------     ---------      ---------      ---------
ASSETS:
Investment securities, at value (Note 1)        $ 8,063,237   $ 8,140,185   $ 3,641,119    $ 4,004,681   $ 2,930,985    $ 2,938,299
Cash                                                   --            --            --              321        52,215          4,299
Foreign currency (Cost $164,467)                       --            --         164,633           --            --             --
Other assets                                            452           452           234            238         3,364
                                                                                                                                216
Receivables:
Open forward foreign currency contracts                --            --             538           --            --             --
Investment securities sold                             --         177,588       107,698        246,823          --             --
Dividends and Interest                               19,338         1,736        11,171         28,622        23,236         13,399
Expense reimbursement from Sub-administrator           --            --          38,859          9,920          --           13,000
Portfolio shares sold                                18,828        20,161           245          5,446            11           --
                                                -----------   -----------   -----------    -----------   -----------    -----------
TOTAL ASSETS                                      8,101,855     8,340,122     3,964,497      4,296,051     3,009,811      2,969,213
                                                -----------   -----------   -----------    -----------   -----------    -----------

LIABILITIES:
Payable to custodian                                    154        16,976         3,123           --            --             --
Payable for investment securities purchased            --         385,092        29,975        249,323          --             --
 Payable for Portfolio shares redeemed                5,174         3,320         2,279          2,292         3,103          8,438
 Payable for open forward foreign currency
  contracts                                            --            --           6,813           --            --             --
 Accrued liabilities: (Note 2)
Custody fees                                          2,124           929         1,000          6,421         1,490          1,078
Other                                                13,062        23,850        20,540          4,798        11,205          9,367
                                                -----------   -----------   -----------    -----------   -----------    -----------
TOTAL LIABILITIES                                    20,514       430,167        63,730        262,834        15,798         18,883
                                                -----------   -----------   -----------    -----------   -----------    -----------

NET ASSETS:
Paid in capital                                   6,700,159     6,084,530     3,554,091      3,331,790     2,803,342      2,950,330
Accumulated undistributed net investment
  income                                             65,829        40,578        25,948         69,223       113,552              6
Accumulated net realized gain on investment
  transactions                                      945,302       883,812       325,428        517,087       105,751             (6)
 Net unrealized appreciation/depreciation of
 investments and assets and liabilities
 denominated in foreign currencies                  370,051       901,035        (4,700)       115,117       (28,632)          --
                                                -----------   -----------   -----------    -----------   -----------    -----------
NET ASSETS APPLICABLE TO INVESTORS'
BENEFICIAL INTERESTS                            $ 8,081,341   $ 7,909,955   $ 3,900,767    $ 4,033,217   $ 2,994,013    $ 2,950,330
                                                ===========   ===========   ===========    ===========   ===========    ===========
Shares of beneficial interest outstanding
  ($.001 par value; unlimited number of
  shares authorized)                                634,138       571,585       368,447        361,593       314,196      2,950,318

Net asset value, redemption price per share
  and maximum offering price per share          $     12.74   $     13.84   $     10.59    $     11.15   $      9.53    $      1.00

Cost of investments                             $ 7,693,186   $ 7,239,150   $ 3,639,722    $ 3,889,564   $ 2,959,617    $ 2,938,299
                                                -----------   -----------   -----------    -----------   -----------    -----------

                       See notes to financial statements.

                                                Statement of Operations  page 19
                                     For the year ended August 31, 1996

                                                 Growth                                                       U.S.
                                                  and          Capital    International       Asset        Treasury         Money
                                                 Income        Growth         Equity       Allocation       Income         Market
                                               Portfolio      Portfolio     Portfolio       Portfolio      Portfolio     Portfolio
                                               ---------      ---------     ---------       ---------      ---------     ---------
INVESTMENT INCOME (NOTE 1C):
Interest                                        $  55,029      $  59,023      $   8,890      $ 121,958      $ 249,647     $ 201,400
Dividends                                         100,231         57,684         79,881         41,923           --            --
Foreign taxes withheld                               (373)          (112)       (14,196)          (129)          --            --
                                                ---------      ---------      ---------      ---------      ---------     ---------

TOTAL INVESTMENT INCOME                           154,887        116,595         74,575        163,752        249,647       201,400
                                                ---------      ---------      ---------      ---------      ---------     ---------


EXPENSES:
Investment advisory fees (Note 2)                  35,435         37,336         31,059         22,327         18,220         8,923
Administration fees (Note 2)                       11,812         12,445          7,765          8,119          7,289         7,139
Accounting fees                                      --             --           65,000           --             --            --
Custodian fees                                     32,350         22,992         10,000         34,166         13,409         8,398
Professional fees                                  32,968         38,030         31,198         25,683         24,867        19,209
Trustees fees and expenses                            861            879            545            509            426           418
Miscellaneous expenses                              4,179         10,939         18,106          3,604            850        18,113
                                                ---------      ---------      ---------      ---------      ---------     ---------

TOTAL EXPENSES                                    117,605        122,621        163,673         94,408         65,061        62,200
                                                ---------      ---------      ---------      ---------      ---------     ---------


Less fees waived by the Advisor,
Administrator & Sub-Administrator (Note 2E)        47,247         49,781         38,824         30,446         25,509        16,062
Less amounts borne by VFD (Note 2)                 16,884         16,834         82,093         29,444         10,383        26,505
                                                ---------      ---------      ---------      ---------      ---------     ---------

NET EXPENSES                                       53,474         56,006         42,756         34,518         29,169        19,633
                                                ---------      ---------      ---------      ---------      ---------     ---------

NET INVESTMENT INCOME                             101,413         60,589         31,819        129,234        220,478       181,767
                                                ---------      ---------      ---------      ---------      ---------     ---------


REALIZED GAIN (LOSS) ON:
Investment transactions                           951,933        857,222        374,008        524,469        117,161            (6)
Foreign currency transactions                        --             --            1,940           --             --              --

CHANGED IN NET UNREALIZED
  APPRECIATION/DEPRECIATION ON:
Investments                                      (252,165)        60,856       (362,346)      (219,331)      (143,239)         --
Foreign currency contracts and foreign
  currency translation                               --             --          (16,532)          --             --            --
                                                ---------      ---------      ---------      ---------      ---------     ---------

Net realized and unrealized gain (loss)           699,768        918,078         (2,930)       305,138        (26,078)           (6)
                                                ---------      ---------      ---------      ---------      ---------     ---------

Net increase in net assets from operations      $ 801,181      $ 978,667      $  28,889      $ 434,372      $ 194,400     $ 181,761
                                                =========      =========      =========      =========      =========     =========

                       See notes to financial statements.

page 20  Statement of Changes in Net Assets

                                                        Growth and Income          Capital Growth          International Equity
                                                            Portfolio                Portfolio                   Portfolio
                                                     -----------------------    --------------------    --------------------------
                                                                     3/1/95*                   3/1/95*                   3/1/95*
                                                      Year Ended     through    Year Ended     through    Year Ended     through
                                                       8/31/96       8/31/95      8/31/96      8/31/95     8/31/96       8/31/95
                                                     -----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income                                $   101,413  $    59,617  $    60,589  $    29,126  $    31,819  $    50,982
Net realized gain (loss) on investment and foreign
currency transactions                                    951,933       72,703      857,222      100,990      375,948       18,895
Change in net unrealized appreciation/ depreciation
on investments and foreign currency translations        (252,165)     622,216       60,856      840,179     (378,878)     374,178
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              801,181      754,536      978,667      970,295       28,889      444,055
                                                     -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (95,201)        --        (49,138)        --        (57,394)        --
 Net realized gain on  investment transactions           (79,334)        --        (74,399)        --        (68,873)        --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
                                                        (174,535)        --       (123,537)        --       (126,267)        --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
 Proceeds from shares sold                             4,085,514    5,493,551    3,666,046    5,359,497    1,419,166    5,037,711
 Reinvestment of distributions                           174,534         --        123,537         --        126,267         --
 Payment for shares redeemed                          (3,051,969)      (1,471)  (3,063,335)      (1,215)  (3,028,834)        (220)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS:                                1,208,079    5,492,080      726,248    5,358,282   (1,483,401)   5,037,491
                                                     -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS                  1,834,725    6,246,616    1,581,378    6,328,577   (1,580,779)   5,481,546
NET ASSETS:
 Beginning of period                                   6,246,616         --      6,328,577         --      5,481,546         --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
 End of period                                       $ 8,081,341  $ 6,246,616  $ 7,909,955  $ 6,328,577  $ 3,900,767  $ 5,481,546
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(restubbed table)

                                                        Asset Allocation        U.S. Treasruy Income           Money Market
                                                            Portfolio                Portfolio                   Portfolio
                                                     -----------------------    --------------------    --------------------------
                                                                     3/1/95*                   3/1/95*                   3/1/95*
                                                      Year Ended     through    Year Ended     through    Year Ended     through
                                                       8/31/96       8/31/95      8/31/96      8/31/95     8/31/96       8/31/95
                                                     -----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income                               $   129,234  $   102,855  $   220,478  $   162,500  $   181,767  $   141,356
Net realized gain (loss) on investment and foreign
currency transactions                                   524,469       81,344      117,161       69,608           (6)         134
Change in net unrealized appreciation/ depreciation
on investments and foreign currency translations       (219,331)     334,448     (143,239)     114,606         --           --
                                                    -----------  -----------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                             434,372      518,647      194,400      346,714      181,761      141,490
                                                    -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (162,866)        --       (269,425)        --       (181,761)    (141,356)
 Net realized gain on  investment transactions          (88,726)        --        (81,018)        --           (134)        --
                                                    -----------  -----------  -----------  -----------  -----------  -----------
                                                       (251,592)        --       (350,443)        --       (181,895)    (141,356)
                                                    -----------  -----------  -----------  -----------  -----------  -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
 Proceeds from shares sold                            1,061,288    5,027,177      439,144    5,043,986    1,170,389    5,295,109
 Reinvestment of distributions                          251,592         --        350,442         --        181,836      141,356
 Payment for shares redeemed                         (3,008,177)         (90)  (3,029,448)        (782)  (3,824,113)     (14,247)
                                                    -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS:                              (1,695,297)   5,027,087   (2,239,862)   5,043,204   (2,471,888)   5,422,218
                                                    -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS                (1,512,517)   5,545,734   (2,395,905)   5,389,918   (2,472,022)   5,422,352
NET ASSETS:
 Beginning of period                                  5,545,734         --      5,389,918         --      5,422,352         --
                                                    -----------  -----------  -----------  -----------  -----------  -----------
 End of period                                      $ 4,033,217  $ 5,545,734  $ 2,994,013  $ 5,389,918  $ 2,950,330  $ 5,422,352
                                                    ===========  ===========  ===========  ===========  ===========  ===========

(end of restubbed table)

                       See notes to financial statements.

* Commencement of operations.

                                                   FInancial Highlights  page 21

                                             Growth and Income      Capital Growth      International Equity
                                                Portfolio             Portfolio              Portfolio
                                            --------------------   --------------------  --------------------
                                             Year     03/1/95*     Year     03/1/95*     Year     03/01/95*
                                            Ended      through     Ended     through     Ended     through
                                           08/31/96   08/31/95   08/31/96   08/31/95   08/31/96   08/31/95
                                           -------    -------     -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period       $11.48     $10.00     $11.90     $10.00      $10.89     $10.00
                                           -------    -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.294      0.110      0.158      0.055       0.216      0.101
Net Gains or Losses on Investments
(both realized and unrealized)              1.516      1.370      2.139      1.845       0.034      0.789
                                           -------    -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS            1.810      1.480      2.297      1.900       0.250      0.890
                                           -------    -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income        0.300       --        0.142       --         0.250       --
Distributions from capital gains            0.250       --        0.215       --         0.300       --
                                           -------    -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS                         0.550       --        0.357       --         0.550       --
                                           -------    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD             $12.74     $11.48     $13.84     $11.90      $10.59     $10.89
                                           =======    =======     =======    =======    =======    =======
TOTAL RETURN                                16.24%     14.80%     19.66%     19.00%       2.42%      8.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)    $8,081     $6,247     $7,910     $6,329      $3,901     $5,482
Ratios to Average Net Assets:#
Ratio of Expenses                            0.90%      0.90%      0.90%      0.90%       1.10%      1.09%
Ratio of Net Investment Income               1.71%      2.14%      0.97%      1.04%       0.82%      1.92%
Ratio of expenses without waivers and
assumption of expenses                       1.98%      1.80%      1.97%      1.80%       4.22%      2.90%
Ratio of net investment income without
waivers and assumption of expenses           0.63%      1.24%     (0.09)%     0.14%      (2.30)%     0.11%
Portfolio Turnover Rate                       129%       32%        107%       28%         200%       75%
Average commission rate paid**             $.0599       --       $.0604       --        $.0631        --

(restubbed table)

                                             Asset Allocation       U.S. Government        Money Market
                                                Portfolio           Income Portfolio         Portfolio
                                            --------------------   --------------------  --------------------
                                             Year    03/01/95*     Year    03/01/95*     Year     03/01/95*
                                            Ended      through     Ended     through     Ended     through
                                           08/31/96   08/31/95   08/31/96   08/31/95   08/31/96   08/31/95
                                           -------    -------     -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period    $   11.04   $   10.00  $   10.69  $   10.00   $   1.00   $   1.00
                                           -------    -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.657       0.205      1.173      0.322       0.050      0.028
Net Gains or Losses on Investments
(both realized and unrealized)              0.488       0.835     (0.858)     0.368      --         --
                                           -------    -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS            1.145       1.040      0.315      0.690       0.050      0.028
                                           -------    -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income        0.670      --          1.134     --           0.050      0.028
Distributions from capital gains            0.365      --          0.341     --          --         --
                                           -------    -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS                         1.035      --          1.475     --           0.050      0.028
                                           -------    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD          $   11.15   $   11.04  $   9.53   $   10.69   $   1.00   $   1.00
                                           =======    =======     =======    =======    =======    =======
TOTAL RETURN                               10.90  %    10.40 %     2.62 %     6.90 %      5.15 %     2.79 %
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted) $4,033      $5,546     $2,994     $5,390      $2,950     $5,422
Ratios to Average Net Assets:#
Ratio of Expenses                           0.85  %     0.85 %     0.80 %     0.80 %      0.55 %     0.55 %
Ratio of Net Investment Income              3.18  %     3.86 %     6.06 %     6.19 %      5.10 %     5.46 %
Ratio of expenses without waivers and
assumption of expenses                      2.33  %     1.65 %     1.79 %     1.62 %      1.74 %     1.21 %
Ratio of net investment income without
waivers and assumption of expenses          1.71  %     3.06 %     5.08 %     5.37 %      3.90 %     4.80 %
Portfolio Turnover Rate                    155    %    45   %     83   %     46   %      --         --
Average commission rate paid**          $    .0598     --         --         --          --         --


(end of restubbed table)

* Commencement of operations.
# Short periods have been annualized.
**Price per share required for periods commencing after 9/1/95.

                       See notes to financial statements.

page 22   Notes to Financial Statements

1. Organization and Significant Accounting Policies--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with the variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Treasury Income Portfolio ("USTIP"), and Money Market Portfolio ("MMP"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

THE FOLLOWING IS A SUMMARY
OF SIGNIFICANT ACCOUNTING POLICIES
FOLLOWED BY THE PORTFOLIOS:

   A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. Repurchase agreements--It is the portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

   D. Futures Contracts--When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. As of August 31, 1996, the Funds had no outstanding futures contracts.


   E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

                                          Notes to Financial Statements  page 23

     (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

     (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
     Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

   G. Federal Income Tax Status--It is the Trust's policy to comply individually for each portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   H. Dividends and Distributions to Shareholders--The portfolios record dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The reclassification made for IEP is as follows: accumulated undistributed net investment income was increased by $3,231 and an offsetting decrease was made to accumulated net realized gain/loss on investment transactions. The difference arises primarily due to different book and tax treatments for net realized gains (losses) on foreign currency transactions. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

  I. Expenses--Direct expenses of a portfolio are charged to the respective Portfolio and general Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the Treasury Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived all its fees. Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Portfolio pursuant to a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each Fund's average daily net assets.

page 24  Notes to Financial Statements

   B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived all of its fees.

   C. Sub-Administration Fees--Pursuant to a Sub- administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub- administrator voluntarily waived all of its fees.

   D. Waivers of Fees--For the year ended August 31, 1996, the Administrator and Advisor voluntarily waived fees and the Sub-administrator assumed expenses for the portfolios as follows:

                           Growth                                                          U.S.
                            and         Capital      International        Asset          Treasury          Money
                           Income        Growth          Equity        Allocation         Income           Market
                         Portfolio     Portfolio       Portfolio        Portfolio       Portfolio        Portfolio
                          --------      --------      ------------      ---------      ------------      ----------
Administration/
  Sub-administrator       $11,812       $12,445         $ 7,765         $ 8,119          $ 7,289         $ 7,139
Advisory                   35,435        37,336          31,059          22,327           18,220           8,923
                          --------      --------      ------------      ---------      ------------      ----------
TOTAL WAIVERS             $47,247       $49,781         $38,824         $30,446          $25,509         $16,062
                          ========      ========      ============      =========      ============      ==========
The Sub-Administrator voluntarily
  assumed certain expenses of
the Portfolios:           $16,884       $16,834         $82,093         $29,444          $10,383         $26,505
                          --------      --------      ------------      ---------      ------------      ----------

   E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as Custodian fees. The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended August 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension costs and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    Prepaid       Accrued
                                       Pension      Pension       Pension
             Portfolio:                Expenses      Costs       Liability
                                      ---------    --------     ------------
Growth and Income Portfolio             $146        $452          $598
Capital Growth Portfolio                 146         452           598
International Equity Portfolio            75         234           309
Asset Allocation Portfolio                77         238           315
U.S. Treasury Income Portfolio            60         185           245
Money Market Portfolio                    59         182           241

3. INVESTMENT TRANSACTIONS--For the year ended August 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:


                             Growth &       Capital                        Asset       U.S. Treasury
                              Income         Growth      Intl. Equity    Allocation        Income
                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                           -----------    -----------    -----------    -----------    -----------
Purchases (excluding
  U.S. Government)         $7,721,345     $5,523,092     $6,953,722     $2,653,220         --
Sales (excluding
  U.S. Government)          6,278,316      6,458,557      8,872,072      3,704,460         --
Purchases of
  U.S. Government             --             --             --           2,704,267      $2,597,354
Sales of
  U.S. Government             --             --             --           3,160,359       4,910,360

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31, 1996 are as follows:

                         Growth &       Capital                        Asset        U.S. Treasury
                          Income         Growth      Intl. Equity    Allocation        Income
                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                       -----------    -----------    -----------    -----------    -----------
Aggregate Cost         $7,693,186     $7,239,150     $3,639,722     $3,889,564      $2,959,617
                       ------------   ------------   ------------   ------------   --------------
Gross Unrealized
  Appreciation            523,738      1,086,176        189,387        183,231         16,491
Gross Unrealized
  Depreciation           (153,687)      (185,141)      (188,004)       (68,114)        (45,124)
                       ------------   ------------   ------------   ------------   --------------
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)       $  370,051     $  901,035     $   1,383      $  115,117      $  (28,633)
                       ============   ============   ============   ============   ==============

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest for the periods presented were as follows:

                           Growth and Income Portfolio
                                             Periods Ended August 31,
                                          1996                     1995*
                                  ---------------------      -------------------
                                     Amount      Shares       Amount     Shares
Shares sold                     $ 4,085,514     328,234   $5,493,551    544,409
Shares issued in
  reinvestment
  of distributions                  174,534      15,050           --         --
Shares redeemed                  (3,051,969)   (253,425)      (1,471)      (130)

Net increase in Trust shares                                            544,279
  outstanding                    $1,208,079     89,859    $5,492,080
                                 ==========    =======    ==========    =======

                                          Notes to Financial Statements  page 25


                            Capital Growth Portfolio
                                             Periods Ended August 31,
                                          1996                     1995*
                                  ---------------------      -------------------
                                     Amount      Shares       Amount     Shares
Shares sold                     $ 3,666,046     276,967   $5,359,497    531,860
Shares issued in
  reinvestment
  of distributions                  123,537      10,004           --         --
Shares redeemed                  (3,063,335)   (247,141)      (1,215)      (105)
                                  ---------      ------      -------      ------
Net increase in Trust shares
  outstanding                   $   726,248      39,830   $5,358,282    531,755
                                  =========      ======      =======      ======

                         International Equity Portfolio
                                             Periods Ended August 31,
                                          1996                     1995*
                                  ---------------------      -------------------
                                     Amount      Shares       Amount     Shares
Shares sold                     $ 1,419,166     130,714   $5,037,711    503,579
Shares issued in
  reinvestment
  of distributions                  126,267      12,206           --         --
Shares redeemed                  (3,028,833)   (278,033)        (220)       (20)
                                  ---------      ------      -------      ------
Net increase (decrease) in
  Trust shares outstanding      ($ 1,483,400)  (135,113)  $5,037,491    503,559
                                  =========      ======      =======      ======

                           Asset Allocation Portfolio
                                             Periods Ended August 31,
                                          1996                     1995*
                                  ---------------------      -------------------
                                     Amount      Shares       Amount     Shares
Shares sold                     $ 1,061,288      96,621   $5,027,177    502,546
Shares issued in
  reinvestment of
  distributions                     251,592      23,832           --         --
Shares redeemed                  (3,008,177)   (261,398)         (90)        (8)
                                  ---------      ------      -------      ------
Net increase (decrease) in
  Trust shares outstanding      ($ 1,695,297)  (140,945)  $5,027,087    502,538
                                  =========      ======      =======      ======

                         U.S. Treasury Income Portfolio
                                             Periods Ended August 31,
                                          1996                     1995*
                                  ---------------------      -------------------
                                     Amount      Shares       Amount     Shares
Shares sold                     $   439,144      45,896   $5,043,986    504,106
Shares issued in
  reinvestment of
  distributions                     350,442      35,888           --         --
Shares redeemed                  (3,029,448)   (271,621)        (782)       (73)
                                  ---------      ------      -------      ------
Net increase (decrease) in
  Trust shares outstanding      ($ 2,239,862)  (189,837)  $5,043,204    504,033
                                  =========      ======      =======      ======

                               Money Market Portfolio
                                               Periods Ended August 31,
                                           1996                        1995*
                                  -----------------------      ---------------------
                                     Amount        Shares       Amount       Shares
Shares sold                     $ 1,170,389     1,170,381   $5,295,109    5,295,101
Shares issued in
  reinvestment of
  distributions                     181,836       181,836      141,356      141,356
Shares redeemed                  (3,824,113)   (3,824,110)     (14,247)     (14,246)
                                  ---------      --------      -------      --------
Net increase (decrease) in
  Trust shares outstanding      ($ 2,471,888)  (2,471,893)  $5,422,218    5,422,211
                                  =========      ========      =======      ========


* Commenced operations on March 1, 1995

6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the International Equity Portfolio at August 31, 1996

                                                                                    Net
                        Delivery                                                 Unrealized
                          Value                                     Market          Gain
                         (Local                    Settlement        Value         (Loss)
                       Currency)      Cost(USD)       Date           (USD)         (USD)
                       ---------     ----------     --------     ------------   ------------
Purchases
---------
Austrailian
  Dollars                  6,844     $    5,418     09/03/96     $    5,421     $        3
German
  Deutschemark            85,000         57,237     10/25/96         57,761            524
German
  Deutschemark            20,000         13,580     10/25/96         13,591             11
Indonesian rupiah      3,917,906          1,674     09/03/96          1,673             (1)
Japanese Yen          15,000,000        140,528     10/09/96        138,949         (1,580)
Japanese Yen           2,613,344         24,115     09/03/96         24,084            (31)

Sales
-----
German
  Deutschemark           225,000        152,233     10/25/96        152,897           (664)
German
  Deutschemark            35,000         23,518     10/15/96         23,768           (250)
Japanese Yen          30,000,000        273,610     10/09/96        277,897         (4,287)

7. CONCENTRATION OF SHAREHOLDERS At August 31, 1996, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

page 26  Report of Independent Accountants

Report of Independent Accountants
To the Trustees and Shareholders of Mutual Fund Variable Annuity Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Treasury Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations for the year then ended, and the changes in each of their net assets and the selected data and ratios for a share of beneficial interest outstanding for the year then ended and for the period March 1, 1995 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and selected data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 18, 1996

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES


         Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S.
Government.  These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

         FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

         FHA Debentures--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par: (ii) Certificates may trade in the secondary market at a premium or discount after issuance: (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Portfolio. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

         FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

         GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

         New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1 968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

         Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

         Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

         SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

         Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

         FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

         Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

         D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

         Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

         In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

         Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1--Bonds rated "C1" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rate "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event will require a sale of such security by a Portfolio. However, a Portfolio's investment manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

84


                       MUTUAL FUND VARIABLE ANNUITY TRUST

                           PART C.  OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits

                 List all financial statements and exhibits filed as part of the Registration Statement for the Vista Funds of Mutual Fund Variable Annuity Trust filed herein as part of this post-effective amendment.

                 (a)  Financial statements:

                      In Part A:  Financial Highlights

                      In Part B: Audited financial statements and reports thereon for the fiscal period September 1, 1995 thrugh August 31, 1996.

                      In Part C:  None.

Exhibit
Number
- -------
1        Declaration of Trust. (1)
2        By-laws. (1)
3        None.
4        None.
5(a)     Form of Investment Advisory Agreement. (4)
5(b)     Form of Sub-Advisory Agreement (4)
5(c)     Form of Sub-Advisory Agreement (4)
6        None.
7        None.
8        Form of Custodian Agreement. (2)
9(a)     Form of Transfer Agency Agreement. (3)
9(b)     Form of Administration Agreement. (4)
9(c)     Form of Sub-Administration Agreement. (2)
10       Opinion and Consent of Counsel as to Legality of Securities Being Registered. (2)
11       Consent of Price Waterhouse LLP (5)
12       None.
13       None.
14       None.
15       None.
16       Schedule for Computation of Performance Quotation. (N/A)
17       Financial Data Schedule (5)
18.      None.
- ----------------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-81712) as filed with the Securities and Exchange Commission on July 18, 1994.
(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 22, 1994.
(3) Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 29, 1995.
(4) Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 30, 1996.
(5)      Filed herewith.

ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

85

ITEM 26.  Number of Holders of Securities


                                                            Number of Record
                                                             Holders as of
       Title of Series                                     November 30, 1996
       ---------------                                     ------------------
International Equity Portfolio                                    2
Capital Growth Portfolio                                          2
Growth and Income Portfolio                                       2
Asset Allocation Portfolio                                        2
U.S. Government Income Portfolio                                  2
Money Market Portfolio                                            2

ITEM 27.  Indemnification

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a

86

trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a).  Business and Other Connections of Investment Adviser

         The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

         To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a
                                                                                Director of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Paul W. MacAvoy                        Director                                 Dean of Yale School of
                                                                                Organization and Management

David T. McLaughlin                    Director                                 President and Chief Executive
                                                                                Officer of The Aspen Institute,
                                                                                Chairman of Standard Fuse
                                                                                Corporation and a Director of each
                                                                                of ARCO Chemical Company and
                                                                                Westinghouse Electric Corporation

Edmund T. Pratt, Jr.                   Director                                 Chairman Emeritus, formerly
                                                                                Chairman and Chief Executive
                                                                                Officer, of Pfizer Inc. and a
                                                                                Director of each of Pfizer, Inc.,
                                                                                Celgene Corp., General Motors
                                                                                Corporation and International Paper
                                                                                Company

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

Donald H. Trautlein                    Director                                 Retired Chairman and
                                                                                Chief Executive Officer
                                                                                of Bethlehem Steel
                                                                                Corporation



James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.

David T. Kearns                        Director                                 Retired Chairman and Chief
                                                                                Executive Officer of the Xerox
                                                                                Corporation

Delano E. Lewis                        Director                                 President and Chief Executive
                                                                                Officer of National Public Radio

John H. McArthur                       Director                                 Dean of the Harvard Graduate
                                                                                School of Business Administration

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Michael C. Bergerac                    Director                                 Chairman of the Board and
                                                                                Chief Executive Officer Bergerac & Co., Inc.

Susan V. Berresford                    Director                                 President, The Ford Foundation

Randolph W. Bromery                    Director                                 President, Springfield College; President,
                                                                                Geoscience Engineering Corporation

Charles W. Duncan, Jr.                 Director                                 Private Investor

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

E. Michael Kruse                       Vice Chairman of the Board

J. Bruce Llewellyn                     Director                                 Chairman of the Board, The Philadelphia
                                                                                Coca-Cola Bottling Company, The Coca-
                                                                                Cola Bottling Company of Wilmington,
                                                                                Inc., Queen City Broadcasting, Inc.

John P. Mascotte                       Director                                 Chairman, The Missouri Corporation of
                                                                                Johnson & Higgins

John F. McGillicuddy                   Director                                 Retired Chairman of the Board and
                                                                                Chief Executive Officer

Edward D. Miller                       Senior Vice Chairman
                                       of the Board

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

Michael I. Sovern                      Director                                 President, Emeritus and Chancellor Kent,
                                                                                Professor of Law, Columbia University

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

W. Bruce Thomas                        Director                                 Private Investor

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Richard D. Wood                        Director                                 Retired Chairman of the Board, Eli Lilly
                                                                                and Company

Item 28(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------

James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited


Item 28(c)

        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------

Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset
                                           Management, Inc.; Vice President,
                                           The Chase Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 29.  Principal Underwriters

                 (a)  Not Applicable.

                 (b)  Not Applicable.

                 (c)  Not Applicable.


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

         Name                                                                Address
         ----                                                                -------
The Chase Manhattan Bank                                            270 Park Avenue,
                                                                             New York, NY 10017

Chase Asset Management, Inc.                                        1211 Avenue of the Americas,
                                                                             New York, NY 10036

Chase Asset Management, Ltd. (London)                               Colvile House
                                                                    32 Curzon Street
                                                                             London, England W1Y8AL

Chase Manhattan Bank                                                One Chase Square
 (administrator)                                                             Rochester, NY 14363

Vista Fund Distributors, Inc. a wholly-owned                        101 Park Avenue
subsidiary of BISYS Fund Services, Inc. (sub-administrator)                  New York, NY 10178

ITEM 31.  Management Services

          Not applicable


ITEM 32.  Undertakings

          Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

89

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 23rd day of December, 1996.


                                               MUTUAL FUND VARIABLE
                                               ANNUITY TRUST



                                               By /s/ H. Richard Vartabedian
                                                  -----------------------------
                                                      H. Richard Vartabedian
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Fergus Reid, III                       Chairman and Trustee     December 23, 1996
- -------------------------------
    Fergus Reid, III

/s/ William J. Armstrong                   Trustee                  December 23, 1996
- -------------------------------
    William J. Armstrong

/s/ John R.H. Blum                         Trustee                  December 23, 1996
- -------------------------------
    John R.H. Blum

/s/ Joseph J. Harkins                      Trustee                  December 23, 1996
- -------------------------------
    Joseph J. Harkins

/s/ Richard E. Ten Haken                   Trustee                  December 23, 1996
- -------------------------------
    Richard E. Ten Haken

/s/ H. Richard Vartebedian                 Trustee                  December 23, 1996
- -------------------------------
    H. Richard Vartebedian

/s/ Irv Thode                              Trustee                  December 23, 1996
- -------------------------------
    Irv Thode

/s/ Stuart W. Cragin, Jr.                  Trustee                  December 23, 1996
- -------------------------------
    Stuart W. Cragin

/s/ W. Perry Neff                          Trustee                  December 23, 1996
- -------------------------------
    W. Perry Neff

/s/ Roland R. Eppley                       Trustee                  December 23, 1996
- -------------------------------
    Roland R. Eppley

/s/ W. D. McCallan                         Trustee                  December 23, 1996
- -------------------------------
    W. D. McCallan

/s/ Martin R. Dean                         Treasurer and            December 23, 1996
- -------------------------------          Principal Financial
    Martin R. Dean                         Officer



90
                                 EXHIBIT INDEX

Exhibit
Number
- -------
11               Consent of Price Waterhouse LLP